SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of
1934 (Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §.240.14a-12

STEELCASE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

STEELCASE INC.
901 – 44th Street SE
Grand Rapids, Michigan 49508

NOTICE OF ANNUAL MEETING
Date:	June 27, 2002
Time:	11:00 A.M. Eastern Daylight Time
Location:	Steelcase Town Hall
1111 – 44th Street SE
Grand Rapids, Michigan 49508

To Steelcase Shareholders:

You are cordially invited to attend our 2002 annual meeting of shareholders. The meeting is being held to allow you and the other shareholders of Steelcase to vote on the following proposals and any other business that properly comes before the meeting:

•	Proposal 1: Election of four Directors to a three-year term on the Board of Directors.
The Board of Directors has nominated for election: Earl D. Holton,
Michael J. Jandernoa, Peter M. Wege II and Kate Pew Wolters;

•	Proposal 2: Approval of the Steelcase Inc. Management Incentive Plan; and

•	Proposal 3: Approval of the Steelcase Inc. Incentive Compensation Plan.

You may vote at the meeting if you were a shareholder of record at the close of business on April 29, 2002. Your Board of Directors recommends that you vote for each of the nominees identified in Proposal 1 and for the second and third proposals.

Please carefully review the attached proxy statement and accompanying proxy card. Every vote is important, and we urge you to vote your shares as soon as possible. You may vote by telephone, the Internet, or by signing and returning the enclosed proxy card. This will allow your shares to be voted if you do not attend the meeting. Whether you appoint a proxy by returning the enclosed proxy card or by responding by telephone or the Internet, if you attend the meeting, you may withdraw your proxy and vote your own shares.

We look forward to seeing you at the meeting.

By Order of the Board of Directors

Jon D. Botsford
Senior Vice President, Secretary and
    Chief Legal Officer

Grand Rapids, Michigan
May 17, 2002

PROXY STATEMENT

TABLE OF CONTENTS

Questions and Answers	1
Proposal 1 Requiring Your Vote – Election of Directors	4
Our Board of Directors	4
Committees of the Board of Directors	7
Directors’ Compensation	8
Stock Ownership of Management and More Than 5% Shareholders	9
Report of the Audit Committee	14
Audit Fees	14
Executive Compensation: Report of the Compensation Committee	15
Executive Compensation, Retirement Programs and Other Arrangements	18
Compensation Committee Interlocks and Insider Participation	25
Stock Performance Graph	26
Proposal 2 Requiring Your Vote – Approval of the Steelcase Inc. Management Incentive Plan	27
Proposal 3 Requiring Your Vote – Approval of the Steelcase Inc. Incentive Compensation Plan	29
Other Matters	38
Exhibit A
Exhibit B

QUESTIONS AND ANSWERS

1. Q:	What may I vote on?

A:	There are three proposals being brought before the shareholders:

Proposal 1: Election of nominees to serve on our Board of Directors;

Proposal 2: Approval of the Steelcase Inc. Management Incentive Plan; and

Proposal 3: Approval of the Steelcase Inc. Incentive Compensation Plan.

Any other business that properly comes before the 2002 annual meeting of shareholders (“the Meeting”) will also be considered.

2. Q:	Why am I being asked to approve the Steelcase Inc. Management Incentive Plan and the Steelcase Inc. Incentive Compensation Plan?

A:
The continuation of the plans after the Meeting is dependent upon shareholder approval. Your approval of the plans will allow us to continue granting awards under them, including awards that satisfy an exception to the applicability of Section 162(m) of the Internal Revenue Code (“Section 162(m)”).

3. Q:	What does Section 162(m) provide?

A:
Section 162(m) generally prohibits a tax deduction for publicly-held corporations on compensation paid to certain executive officers (the CEO and the next four most highly compensated officers) in excess of $1 million per year. There is an exception to this rule for performance-based compensation. For compensation to qualify as performance-based, it must be paid under a plan approved by shareholders (among other requirements). We are asking for your approval to satisfy this requirement so that we can continue to take a tax deduction for compensation over $1 million per year.

4. Q:	How does the Board of Directors recommend I vote on the proposals?

A:	The Board of Directors recommends that you vote FOR each of the nominees for Director listed in Proposal 1 and FOR the second and third proposals.

5. Q:	Who is entitled to vote?

A:	Shareholders of record of Class A Common Stock and Class B Common Stock at the close of business on April 29, 2002 may vote at the Meeting.

6. Q:	What are my voting rights?

A:
On all matters that properly come before the Meeting, each shareholder has one vote per share of Class A Common Stock and ten votes per share of Class B Common Stock owned of record at the close of business on April 29, 2002.

7. Q:	How do I vote?

A:	If you are a registered shareholder (that is, if you hold your Steelcase stock directly in your name), you may vote by telephone, the Internet or mail.

To vote by telephone or the Internet: Please follow the instructions on the proxy card. The deadline for voting by telephone or the Internet is 11:59 p.m. Eastern Daylight Time on June 26, 2002.

To vote by mail: Please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope.

If you hold your stock in “street name” (that is, your shares are registered in the name of a bank, broker or other nominee, which we will collectively refer to as your “broker”), you must vote your shares in the manner required by your broker.

Whether you vote by telephone, the Internet or mail, you may specify whether your shares should be voted for all, some or none of the nominees for Director (Proposal 1 on the proxy card). You may also specify whether you vote for, against or abstain on Proposal 2 regarding the approval of the Steelcase Inc. Management Incentive Plan and Proposal 3 regarding the approval of the Steelcase Inc. Incentive Compensation Plan.

If you do not specify a choice and you use the enclosed proxy card, your shares will be voted FOR the election of all nominees for the Director listed under “Proposal 1 Requiring your Vote – Election of Directors” on pages 4 and 5, and FOR the second and third proposals.

If you do not specify a choice and you use a ballot card supplied to you by your broker, the rules of the New York Stock Exchange (“NYSE”) provide that the broker can vote your shares as they wish on Proposal 1 and Proposal 2. On Proposal 3, NYSE rules provide that if you do not provide instructions to your broker on how to vote, your shares will not be treated as votes cast in determining the outcome of the proposal. For more information on NYSE rules on these issues, please see “Voting” under “Other Matters” on page 38.

8. Q:	How will voting on any other business be conducted?

A:
For any other matter that may properly come before the Meeting, your shares will be voted in the discretion of the holders of the proxy. As of April 29, 2002, we do not know of any other matter to be considered at the Meeting.

9. Q: Can	I revoke my proxy?

A:	If you appoint a proxy, you may revoke it at any time before it is exercised in any of three ways:

1.	By notifying the Secretary of Steelcase in writing;

2.	By delivering to the Secretary of Steelcase a proxy dated with a later date; or

3.	By attending the Meeting and voting in person.

10. Q:	Who can attend the Meeting?

A:	Shareholders of record of Steelcase Class A and Class B Common Stock.

11. Q:	Can I listen to the Meeting if I cannot attend?

A:
If you have access to the Internet, you can listen to a live webcast of the Meeting. Instructions for listening to this webcast will be available on the “Webcasts & Presentations” page of the Investor Relations section of www.steelcase.com approximately one week before the Meeting. An audio replay of the Meeting will be available within two hours of the Meeting and until July 26, 2002.

12. Q:	How many shares are entitled to vote at the Meeting?

A:
As of the close of business on April 29, 2002, the record date for determining shareholders entitled to vote at the annual meeting, there were outstanding 35,684,382 shares of Class A Common Stock and 111,798,840 shares of Class B Common Stock.

13. Q:	Does any shareholder own 5% or more of Steelcase’s common stock?

A:	Yes, please see the “Stock Ownership of Management and More than 5% Shareholders” section on pages 9 to 13.

14. Q:	When are shareholder proposals for next year’s annual meeting due?

A:
Shareholder proposals to be presented at our 2003 annual meeting of shareholders must be received by Steelcase at our principal executive offices (901 – 44th Street SE, Grand Rapids, Michigan 49508) by January 17, 2003, in order to be considered for inclusion in our proxy statement and proxy related to that meeting. Your proposals should be sent by certified mail, return receipt requested to the Secretary of Steelcase at 901 – 44th Street SE, Grand Rapids, Michigan 49508.

Shareholder proposals to be presented at our 2003 annual meeting of shareholders that are not intended to be considered for inclusion in our proxy statement and proxy related to that meeting must be received by Steelcase no later than April 18, 2003. Your proposals should be sent by certified mail, return receipt requested to the Secretary of Steelcase at 901 – 44th Street SE, Grand Rapids, Michigan 49508. Shareholder proposals received after that date will be considered untimely.

PROPOSAL 1 REQUIRING YOUR VOTE – ELECTION OF DIRECTORS

Our Board of Directors currently consists of twelve Directors divided into three classes (Classes I, II and III), serving staggered three-year terms. Effective June 27, 2002, David D. Hunting, Jr. and Frank H. Merlotti are retiring from our Board of Directors under the Steelcase bylaw that prohibits Directors from standing for election after age 75.

There are four nominees for election this year. They are nominated to serve as Class I Directors for a three-year term that will expire at the 2005 annual meeting. The following pages contain information regarding the Director nominees and our other Directors.

The Board of Directors recommends a vote FOR each of the nominees.

OUR BOARD OF DIRECTORS

Nominees For Election as Class I Directors For the Term Expiring in 2005:

Earl D. Holton                             Director since 1998
Mr. Holton has served as Vice Chairman and member of the Board of Directors of Meijer, Inc., a Grand Rapids, Michigan-based operator of food and general merchandise stores, since 1999. He has also held a variety of other positions with Meijer, including President from 1980 until 1999. Mr. Holton has served as Chairman of the Board of Directors of Steelcase since March 1999. Mr. Holton also serves on the Board of Directors of CMS Energy Corporation. Age 68.

Michael J. Jandernoa                         Director Nominee
Mr. Jandernoa has served as Chairman of the Board of Directors of Perrigo Company, a manufacturer of over-the-counter store brand pharmaceutical and nutritional products, since 1991. Mr. Jandernoa has also served in various executive capacities with Perrigo Company, including Chief Executive Officer from 1988 to 2000. He also served as a Director of Old Kent Financial Corporation until April 2, 2001, when it was acquired by Fifth Third Bancorp. Age 52.

Peter M. Wege II                         Director since 1979

Mr. Wege has been President of Greylock, Inc., a venture capital firm, since 1990. From 1981 to 1989, he held various positions at Steelcase, including President of Steelcase Canada Ltd. Age 53.

Kate Pew Wolters                             Director since 2001
Ms. Wolters has been engaged in philanthropic activities since 1996. She is currently President of the Kate and Richard Wolters Foundation and is a community volunteer and advisor. She also serves as Chair of the Board of Trustees of the Steelcase Foundation and as a member of the Board of Directors of Founders Trust Personal Bank. Ms. Wolters was appointed to the Steelcase Board of Directors in September 2001. Age 44.

Class II Directors Continuing in Office For the Term Expiring in 2003:

David Bing                             Director since 1998
Mr. Bing has been Chairman of the Board of Directors of The Bing Group, a Detroit, Michigan-based steel service center, since 1980.
Mr. Bing also serves on the Board of Directors of DTE Energy Company and Lear Corporation. Age 58.

William P. Crawford                             Director since 1979
Mr. Crawford has held various positions at Steelcase, including President and Chief Executive Officer, Steelcase Design Partnership, from 1991 until his retirement in 2000. Mr. Crawford also served as a Director of Old Kent Financial Corporation until April 2, 2001, when it was acquired by Fifth Third Bancorp. Age 59.

Robert C. Pew III                             Director since 1987
Mr. Pew has been the owner of Cane Creek Farm since 1995. From 1974 to 1984 and from 1988 to 1994, Mr. Pew held various positions at Steelcase, including President of Steelcase North America and Executive Vice President, Operations. Age 51.

Class III Directors Continuing in Office For the Term Expiring in 2004:

James P. Hackett                             Director since 1994
Mr. Hackett has been President and Chief Executive Officer of Steelcase since 1994. Mr. Hackett served as a Director of Old Kent Financial Corporation until April 2, 2001, when it was acquired by Fifth Third Bancorp. Mr. Hackett also serves as a member of the Board of Trustees of The Northwestern Mutual Life Insurance Company and the Board of Directors of Fifth Third Bancorp. Age 47.

David W. Joos                            Director since 2001
Mr. Joos has been President and Chief Operating Officer of CMS Energy Corporation, an energy company, and its primary electric utility, Consumers Energy, since 2001. Mr. Joos served as Executive Vice President and Chief Operating Officer–Electric of CMS Energy Corporation from 2000 to 2001. Mr. Joos also held various positions with Consumers Energy, including President and Chief Executive Officer–Electric (1997 to 2000) and Executive Vice President, Chief Operating Officer–Electric (1994 to 1997). Mr. Joos also serves on the Board of Directors of CMS Energy Corporation. Age 49.

Elizabeth (Lisa) Valk Long                             Director since 2001
Ms. Long held various management positions at Time Inc., a magazine publisher, until her retirement in 2001. Most recently, she was Executive Vice President of Time Inc. (1995 to 2001) and Publisher and President of Time Magazine (1991 to 1995). Ms. Long also serves on the Board of Directors of J.M. Smucker Company and Jefferson-Pilot Corporation. Age 52.

P. Craig Welch, Jr.                             Director since 1979
Since 1999, Mr. Welch has been Manager of Honzo LLC, an investment/venture capital firm. From 1987 to 1999, Mr. Welch was a venture capitalist. From 1967 to 1987, Mr. Welch held various positions at Steelcase, including Director of Information Services and Director of Production Inventory Control. Age 57.

Related Directors

Mr. Robert C. Pew II, who served as Chairman Emeritus of our Board of Directors until June 2001, is the father of Robert C. Pew III and Kate Pew Wolters and is also the uncle of William P. Crawford and P. Craig Welch, Jr. Additionally, Ms. Wolters and Mr. Pew III are brother and sister, and are first cousins to Mr. Crawford and Mr. Welch.

Meetings

Our Board of Directors held six meetings during the fiscal year ended February 22, 2002. All Directors attended 75% or more of the aggregate number of meetings of the Board of Directors and meetings of committees on which they served during the year, except Robert C. Pew III, who attended 71% of those meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

The following is information regarding the committees of our Board of Directors.

Audit Committee

Functions: • Serves as an independent and objective party to monitor Steelcase’s financial reporting process and internal control system;
•	Reviews the audit efforts of Steelcase’s internal audit department and the independent auditor, BDO Seidman, LLP, who is ultimately accountable to the Board of Directors and the Audit Committee; and
•	Monitors compliance with the Audit Committee Charter.

Compensation Committee

Functions: • Reviews and determines any proposed changes to Steelcase’s compensation philosophy and benefit plans; and
• Establishes the base salary of our President and Chief Executive Officer.

During fiscal year 2002, the Compensation Committee established the Compensation Sub-Committee, which is composed entirely of outside directors as defined by Section 162(m) regulations. This Sub-Committee establishes performance-based compensation for certain executives in compliance with Section 162(m).

Executive Committee

Function: • Exercises all the powers of our Board of Directors when necessary during intervals between regular meetings.

Board of Directors Committee Membership Roster (Fiscal Year 2002)

Compensation

Name	Audit Committee[1]	Committee	Sub-Committee[2]	Executive Committee

David Bing	Ö

William P. Crawford		Ö		Ö

James P. Hackett		Ö		Ö

Earl D. Holton	Ö	Ö	Ö	Ö

David D. Hunting, Jr.	Ö3

David W. Joos		Ö	Ö3

Elizabeth Valk Long	Ö

Frank H. Merlotti		Ö3		Ö3

Robert C. Pew II4		Ö		Ö

Robert C. Pew III		Ö		Ö

Peter M. Wege II		Ö		Ö

P. Craig Welch, Jr.		Ö	Ö

Kate Pew Wolters	Ö

Number of Meetings in Fiscal Year 2002:	3	4	0	4

Notes:

1
Outside of the regularly scheduled meetings of the Audit Committee, the Audit Committee Chairman meets quarterly with members of management and the independent auditor to discuss the independent auditor’s review of financial results.

2	The Board of Directors established the Compensation Sub-Committee in December 2001. The Sub-Committee conducted its first meeting in March 2002, after the close of our fiscal year.

3	Committee chairman.

4	Mr. Pew served as Chairman Emeritus of our Board of Directors until June 2001.

DIRECTORS’ COMPENSATION

In fiscal year 2002, we compensated our non-employee Directors as follows:

Type of Compensation	Director	Chairman

Annual Retainer	$25,000	$90,000

Board of Directors Meeting Attendance Fee (per meeting)	$2,000	$0

Committee Attendance Fee (per meeting)	$1,000	$0

Committee Chairman Attendance Fee (per meeting)	$1,500	$0

Each Director is also reimbursed for out-of-pocket expenses incurred to attend meetings of our Board of Directors or its committees. Directors who are also our employees are not paid for their services as Directors or committee members.

Each non-employee Director can participate in the Steelcase Inc. Non-Employee Director Deferred Compensation Plan. Under this plan, the Director may defer all or part of the retainer and/or committee fees until he or she no longer serves on our Board of Directors. A participating Director may elect to have the deferred amount deemed invested in the following:

•	Steelcase Class A Common Stock;

•	Fifth Third Prime Money Market Fund;

•	Fifth Third Balance Collective Fund; and/or

•	Fifth Third Equity Index Fund.

Non-employee Directors owning fewer than 1,000 shares of Steelcase common stock are required to defer at least 25% of their retainer as a deemed investment in Steelcase Class A Common Stock.

Each Director participates in the Steelcase Inc. Incentive Compensation Plan. Each person who was a non-employee Director in fiscal year 2002 received a non-qualified stock option for 5,618 shares of Class A Common Stock under that plan, except Mr. Holton, who received a non-qualified stock option for 20,225 shares of Class A Common Stock. Each non-employee Director at the close of the June 2001 Board of Directors meeting was awarded 400 restricted shares of Class A Common Stock.

Each Director is eligible to receive healthcare coverage under our employee benefit plans. In addition, William P. Crawford, David D. Hunting, Jr., Frank H. Merlotti, Robert C. Pew II and Robert C. Pew III currently receive or are entitled to receive payments under supplemental retirement and/or deferred compensation arrangements that were in effect when their active employment with Steelcase ended.

STOCK OWNERSHIP OF MANAGEMENT AND MORE THAN 5% SHAREHOLDERS

The table below shows the amount of Steelcase common stock beneficially owned as of
April 29, 2002 (unless another date is indicated) by:

1.	Each Director and nominee for Director;

2.	Each executive officer named in the Summary Compensation Table on page 18;

3.	Each other person known by Steelcase to beneficially own more than 5% of Steelcase Common Stock; and

4.	All Directors and executive officers as a group.

Generally, a person “beneficially owns” shares if the person has or shares with others the right to vote those shares or to dispose of them, or if the person has the right to acquire voting or disposition rights within 60 days after April 29, 2002 (for example, by exercising options). In most cases, each individual has the sole power to vote or dispose of the shares shown as beneficially owned in the table below. Where this is not the case, voting and disposition powers are clarified in the notes following the table.

	Class A Common Stock[1]			Class B Common Stock

Name of Beneficial Owner	Shares Beneficially Owned	Stock Options[2]	Percent of Class	Shares Beneficially Owned	Percent Of Class	Deferred Stock[3]

Robert A. Ballard	8,000	257,581	*	56,000	*	0

David Bing	400	11,684	*	0	*	1,252

Robert W. Black[4]	110	112,824	*	21,000	*	0

William P. Crawford[5]	410	102,182	*	12,025,977	10.8	0

James P. Hackett[6]	33,810	557,357	1.6	81,900	*	0

Earl D. Holton	8,400	39,063	*	0	*	6,467

David D. Hunting, Jr.[7]	56,744	11,684	*	3,392,308	3.0	0

Michael J. Jandernoa	0	0	*	0	*	0

David W. Joos	1,400	0	*	0	*	1,323

James P. Keane	110	82,926	*	0	*	0

Elizabeth Valk Long[8]	1,400	1,873	*	0	*	2,863

Michael Love	560	43,229	*	0	*	0

Frank H. Merlotti[9]	500	111,684	*	7,628	*	0

Robert C. Pew III[10]	14,400	11,684	*	1,599,241	1.4	0

James R. Stelter	14,410	131,519	*	21,000	*	0

Peter M. Wege II11	5,500,400	11,684	15.4	990,592	*	0

P. Craig Welch, Jr.[12]	5,400	11,684	*	5,140,456	4.6	8,434

Kate Pew Wolters[13]	0	0	*	2,949,756	2.6	0

Fifth Third Bancorp Fifth Third Center Cincinnati, OH 45263 and Fifth Third Bank 111 Lyon Street, N.W. Grand Rapids, MI 49503, as trustee, agent or custodian[14]	495,194	0	1.4	85,718,446	76.7	0

Peter M. Wege[15] P.O. Box 6388 Grand Rapids, MI 49516	5,574,300	9,811	15.6	22,552,036	20.2	0

*	Less than 1%

	Class A Common Stock[1]			Class B Common Stock

Name of Beneficial Owner	Shares Beneficially Owned	Stock Options[2]	Percent of Class	Shares Beneficially Owned	Percent Of Class	Deferred Stock[3]

Robert C. Pew II16 c/o Steelcase Inc. 901 – 44th Street Grand Rapids, MI 49508	0	11,684	*	21,515,053	19.2	0

Charles C. Lundstrom, as co-trustee of the Peter Martin Wege Trust[17] 45 Concho Circle Sedona, AZ 86351	0	0	*	19,650,323	17.6	0

Thomas Crawford[18] 300 Hot Springs Road #I-175 Santa Barbara, CA 93108	0	0	*	9,338,548	8.4	0

Allen I. Hunting, Jr.[19] 2820 Pioneer Club Rd. Grand Rapids, MI 49506	0	0	*	8,441,404	7.6	0

Mary I. Pew[20] c/o Steelcase Inc. 901 – 44th Street Grand Rapids, MI 49508	0	0	*	7,869,899	7.0	0

Ariel Capital Management[21] 200 E. Randolph Drive, Suite 2900 Chicago, IL 60601	3,702,955	0	10.4	0	*	0

FMR Corp.[22] 82 Devonshire Street Boston, MA 02109	1,782,730	0	5.0	0	*	0

Directors and Executive Officers as a group (22 persons)[23]	5,647,514	1,709,570	19.7	26,285,858	23.5	20,339

*	Less than 1%

Notes:

1
Each share of Class B Common Stock can be converted at the option of the holder into one share of Class A Common Stock and is automatically converted into a share of Class A Common Stock when transferred to a person who is not a Permitted Transferee (as defined in Steelcase’s Second Restated Articles of Incorporation). The number of shares of Class A Common Stock and percentages contained under this heading do not account for this conversion right. If, however, the number of shares of Class A Common Stock beneficially owned by each shareholder was calculated to include the number of shares the shareholder would acquire upon conversion of his or her Class B Common Stock, the following shareholders, in addition to those reflected in the table above and in notes 4 through 22 below, would be deemed to beneficially own the number of shares of Class A Common Stock and the percentage of the total shares of Class A Common Stock listed after their names:

ABJ Investments Limited Partnership	4,476,491 shares	11.1%

Beldon II Fund	2,135,221 shares	5.6%

Mary W. Corl	3,782,433 shares	9.6%

Allen I. Hunting, Sr	4,476,491 shares	11.1%

Anne Hunting	4,594,457 shares	11.4%

Helen J. Hunting	4,476,491 shares	11.1%

James F. Hunting	5,538,026 shares	13.6%

John R. Hunting	2,988,565 shares	7.7%

William W. Idema	3,823,990 shares	9.7%

Olive Shores, Inc.	4,476,491 shares	11.1%

Catherine H. Osborne	2,035,742 shares	5.4%

James C. Welch	4,618,963 shares	11.5%

This information is based on the most recent Schedule 13G or Amendment to Schedule 13G filed by each of the listed shareholders with the Securities and Exchange Commission.

2	This column shows the number of shares of Steelcase Class A Common Stock that can be acquired as a result of the exercise of stock options within 60 days of April 29, 2002.

3
The number shown in this column represents shares of Class A Common Stock deemed to be credited to the respective Directors’ accounts under our Non-Employee Director Deferred Compensation Plan. See page 9 for a description of the plan. Under the plan, Directors have no right to receive shares and have no voting or dispositive power over any shares.

4	Includes 6,300 shares of Class B Common Stock held by trusts of which Mr. Black’s wife serves as trustee.

5
Includes (a) 490,722 shares of Class B Common Stock held by trusts of which Mr. Crawford serves as co- trustee, (b) 60,793 shares of Class B Common Stock held by Mr. Crawford’s wife, (c) 714,526 shares of Class B Common Stock held by a trust of which Mr. Crawford’s wife serves as trustee, (d) 51,957 shares of Class B Common Stock held by a trust of which Mr. Crawford’s wife serves as co-trustee, and (e) 9,090,909 shares of Class B Common Stock held by CRASTECOM B Limited Partnership, of which shares Mr. Crawford shares with others the power to vote and dispose (see note 18 below).

6	Includes 18,501 shares of Class B Common Stock held by Mr. Hackett’s wife.

7	Includes 1,696,155 shares of Class B Common Stock held by a trust of which Mr. Hunting’s wife serves as trustee.

8	Includes 1,000 shares of Class A Common Stock held jointly by Ms. Long and her husband.

9	Includes 7,628 shares of Class B Common Stock held by a trust of which Mr. Merlotti’s wife serves as trustee.

10
Includes (a) 2,000 shares of Class A Common Stock and 193,685 shares of Class B Common Stock held by a trust of which Mr. Pew III serves as co-trustee and (b) 634,400 shares of Class B Common Stock held by a charitable foundation of which shares Mr. Pew III has the sole power to vote and dispose.

11
Includes (a) 369,148 shares of Class B Common Stock held by trusts of which Mr. Wege II’s wife serves as trustee, (b) 96,600 shares of Class B Common Stock held by a trust of which Mr. Wege II’s wife serves as co-trustee, (c) 242,169 shares of Class B Common Stock held by a limited partnership of which Mr. Wege II and his wife share the power to vote and dispose, and (d) 5,500,000 shares of Class A Common Stock held by the Peter M. Wege Charitable Remainder Trust, dated October 10, 1997, of which Mr. Wege II serves as trustee. Excludes 338,928 shares of Class A Common Stock held by The Wege Foundation, of which Mr. Wege II serves as one of six trustees, and of which shares Mr. Wege II disclaims beneficial ownership.

12
Includes (a) 3,760,976 shares of Class B Common Stock held by trusts of which Mr. Welch serves as co-trustee, (b) 5,000 shares of Class A Common Stock held jointly by Mr. Welch and his wife, (c) 281,829 shares of Class B Common Stock held by trusts of which Mr. Welch’s wife serves as trustee, (d) 103,040 shares of Class B Common Stock held by trusts of which Mr. Welch’s wife serves as co-trustee, and (e) 734,400 shares of Class B Common Stock held by a charitable foundation of which Mr. Welch is President and Principal Manager.

13
Includes (a) 36,500 shares of Class B Common Stock held by Ms. Wolters’ husband and (b) 734,000 shares of Class B Common Stock held by a charitable foundation, of which shares Ms. Wolters and her husband share the power to vote and dispose.

14
Based on an Amendment to Schedule 13G dated December 31, 2001, filed by Fifth Third Bancorp and Fifth Third Bank (collectively, “Fifth Third”) with the Securities and Exchange Commission. Includes (a) 18,078,010 shares that Fifth Third has the sole power to vote, (b) 37,803,364 shares that Fifth Third shares with others the power to vote, (c) 18,067,039 shares that Fifth Third has the sole power to dispose, and (d) 53,334,481 shares that Fifth Third shares with others the power to dispose.

15
Based on an Amendment to Schedule 13G dated December 31, 2001, filed by Peter M. Wege with the Securities and Exchange Commission, as well as other information available to Steelcase. Includes (a) 19,650,323 shares of Class B Common Stock held by the Peter Martin Wege Trust (see note 17 below), of which shares Mr. Wege disclaims beneficial ownership; Mr. Wege has the power to block sales of the shares held by the trust, (b) 338,928 shares of Class B Common Stock held by The Wege Foundation of which Mr. Wege serves as one of six trustees and has the power to appoint the other trustees, and (c) 5,500,000 shares of Class A Common Stock held by the Peter M. Wege Charitable Remainder Trust (see note 11 above), of which Mr. Wege is not a trustee but as to which Mr. Wege has the power to change the charitable beneficiary.

16
Includes (a) 15,994,111 shares of Class B Common Stock held by trusts of which Mr. Pew II serves as co-trustee, (b) 1,964,057 shares of Class B Common Stock held by a trust of which Mr. Pew II’s wife serves as co-trustee and of which Mr. Pew II has the right to revoke within 60 days, and (c) 3,556,885 shares of Class B Common Stock held by a trust of which shares Mr. Pew II has the sole power to vote and Mr. Pew II’s wife shares the power to dispose. Excludes 300,000 shares of Class B Common Stock held by an educational fund, of which Mr. Pew II serves as one of seven trustees and of which shares Mr. Pew II disclaims beneficial ownership.

17
Based on a Schedule 13G dated December 31, 1998, filed by Charles C. Lundstrom, as co-trustee of the Peter Martin Wege Trust, with the Securities and Exchange Commission, as well as other information available to Steelcase (see note 15 above).

18
Based on an Amendment to Schedule 13G dated December 31, 1999, filed by Thomas Crawford with the Securities and Exchange Commission, as well as other information available to Steelcase (see note 5 above). Includes (a) 9,090,909 shares of Class B Common Stock held by CRASTECOM B Limited Partnership, of which shares Mr. Crawford shares with others the power to vote and dispose (see note 5 above), and (b) 220,722 shares of Class B Common Stock held by trusts of which Mr. Crawford serves as co-trustee.

19
Based on a Schedule 13G dated December 31, 1998, filed by Allen I. Hunting, Jr. with the Securities and Exchange Commission. Includes 7,813,033 shares of Class B Common Stock that Allen I. Hunting, Jr. shares with others the power to vote and dispose.

20
Based on a Form 4 for March 2002 filed by Mary I. Pew with the Securities and Exchange Commission. Includes 7,869,899 shares of Class B Common Stock that Mrs. Pew shares with others the power to vote and dispose.

21	Based on an Amendment to Schedule 13G dated March 31, 2002, filed by Ariel Capital Management with the Securities and Exchange Commission.

22	Based on a Schedule 13G dated December 31, 2001, filed by FMR Corp. with the Securities and Exchange Commission.

23
Includes (a) the shares described in notes (4) through (13) above (to the extent included in the shares deemed to be beneficially owned by the relevant Directors and executive officers), (b) 400 additional shares of Class A Common Stock held jointly by one of the executive officers and his wife, and (c) 220 additional shares of Class A Common Stock held jointly by one of the executive officers and her husband.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of five independent Directors, as defined by the rules of the NYSE, and acts under a written charter that is reviewed and assessed annually.

Management is responsible for Steelcase’s financial reporting process and its internal controls regarding finance, accounting, legal compliance and ethics. BDO Seidman, LLP, Steelcase’s independent auditor, is responsible for performing an independent audit of Steelcase’s consolidated financial statements in accordance with auditing standards generally accepted within the United States and for issuing a report. Our role as the Audit Committee is to serve as an independent and objective party to monitor these processes on behalf of the Board of Directors and to review the audit efforts of Steelcase’s internal and independent auditors.

In this context, we have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended. In addition, we received the written disclosures from the independent auditor required by Independence Standards Board Standard No. 1 and reviewed, evaluated and discussed the written report with that firm and its independence from Steelcase.

We discussed with Steelcase’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee also reviewed and discussed with management Steelcase’s audited financial statements. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Steelcase’s internal controls, and the overall quality of Steelcase’s financial reporting.

Based on the review and discussions referred to above, and relying on the representations of Steelcase’s management and the independent auditor’s report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Steelcase’s Annual Report on Form 10-K for the fiscal year ended February 22, 2002.

The Audit Committee

David D. Hunting, Jr. (Chairman)
David Bing
Earl D. Holton
Elizabeth Valk Long
Kate Pew Wolters

AUDIT FEES

The following table shows the fee estimated for the audit of the consolidated financial statements and the other fees paid to our independent auditor during fiscal year 2002:

Independent Auditor Fees

Audit Fees (Estimated)	$378,614

All Other Fees	$557,162

The services included within “All Other Fees” relate primarily to audits of employee benefit plans, statutory audits of subsidiaries, and tax consulting services. Our independent auditor did not render any services on information systems design or implementation during the last fiscal year. The Audit Committee has determined that providing the services reflected in ‘‘All Other Fees’’ is compatible with the maintenance of BDO Seidman’s independence.

EXECUTIVE COMPENSATION: REPORT OF THE COMPENSATION COMMITTEE

Executive Compensation Philosophy

Steelcase values the contributions of all of our employees and shares profits through broad-based incentive arrangements to motivate teamwork for our success. Incentive opportunity for all employees is based on the Company’s profitability and, consistent with market practice, represents a larger percentage of total pay at higher levels in our organization.

In keeping with the above philosophy, the Compensation Committee has developed an executive compensation philosophy that is intended to:

•	Attract and retain highly qualified, experienced and motivated executives needed for Steelcase’s success;

•	Provide for a total pay package that is competitive with compensation by a group of global industrial companies similar in size to Steelcase;

•	Reward executives based on Steelcase’s profitability; and

•	Align executives’ interests with the interests of shareholders for the long-term success of Steelcase.

The Compensation Committee reviews executive base salaries and annual and long-term incentives on an annual basis. The Compensation Committee also reviews and approves any proposed changes to Steelcase’s compensation philosophy and benefit plans.

As a result of our initial public offering in 1998, Steelcase qualified for a three-year exemption from Section 162(m) requirements for full deductibility of pay over $1 million. In order to continue to qualify for full deductibility, the Compensation Committee amended the Steelcase Inc. Incentive Compensation Plan and the Steelcase Inc. Management Incentive Plan to update them and to reflect the requirements of Section 162(m). Both plans are being submitted for approval to the shareholders at the Meeting. In addition, our Board of Directors established a Compensation Sub-Committee composed exclusively of outside directors as defined in Section 162(m) regulations. Upon approval of the plans by our shareholders, we will be in compliance with Section 162(m) requirements and all pay opportunities should continue to qualify for full deductibility.

Components of Compensation

Our executive compensation program consists of three components:

•	Base salary;

•	Annual and long-term incentives; and

•	Stock options.

Base Salary

The Company sets base salaries as one part of total direct pay (base salary plus annual incentive) of our executives. We target total direct pay at the median level of our comparison group of companies. We make annual salary comparisons to similar positions of responsibility within the comparable group and obtain supplemental information from other survey sources as necessary. Whenever possible, we adjust the comparison group data to Steelcase’s size.

In determining the base salary of Mr. Hackett, the Compensation Committee considers the following:

•	Market data from comparable companies;

•	Steelcase’s financial performance and growth;

•	Mr. Hackett’s leadership; and

•	His establishment and implementation of Steelcase’s strategic direction.

Fiscal 2002 was a challenging year for the Company. All employees were affected financially through lower or no bonus, layoffs and other reductions in workforce. In light of these conditions, Mr. Hackett requested, and the Compensation Committee approved, a reduction in his base salary. When business conditions improve, Mr. Hackett’s base salary will be reassessed.

Mr. Hackett establishes base salaries of the executive officers based on his assessment of individual performance and market data from comparable companies.

Annual and Long-Term Incentives

The Steelcase Inc. Management Incentive Plan provides annual and long-term incentive compensation to participating employees. The annual and long-term bonus payments under this plan are determined on the basis of Steelcase’s actual performance compared to our targeted performance and are measured by economic value added, or “EVA1.’’ EVA is a profit measurement that reflects all of our operating costs, including the cost of capital.

At the beginning of each fiscal year, the Compensation Committee approves a target incentive schedule representing percentages of base salary for annual and long-term bonus payments. The Committee exercises discretion in setting the targets and considers factors such as the median of market data for similar incentives and Steelcase’s historical and projected performance. At the end of a fiscal year, the Committee reviews actual EVA performance and compares it to the EVA targets. The Committee then determines a “bonus multiple,” based two-thirds on the growth in EVA and one-third on absolute EVA results. Each employee’s target annual and long-term incentive percentages are multiplied by the bonus multiple to calculate the employee’s actual incentive percentages, which are then multiplied by the employee’s base pay to determine his or her annual and long-term incentive payments for the fiscal year.

Annual incentives are paid in cash after the end of the fiscal year. The long-term incentive determined under the Management Incentive Plan is currently divided between cash (75%) and stock options (25%) awarded under the Incentive Compensation Plan. Steelcase pays the cash portion of long-term incentives over three years in substantially equal payments beginning one year after the year in which it is credited. The unpaid portion is generally

[1]	EVA® is a registered trademark of Stern Stewart & Co.

adjusted at the end of each year based on the positive or negative change in the shareholder’s equity for the fiscal year, before payment of any dividends. We determine the number of shares granted under the 25% stock option portion of long-term incentives by using the value of the stock option on the date of grant calculated using the Black-Scholes valuation method. The Black-Scholes value is an estimate of the fair market value of a stock option which takes into consideration the volatility of the stock price, dividend return, risk-free rate of return and the terms of the option relating to price and when the options may be exercised.

Currently, Mr. Hackett has a target annual incentive percentage of 65% and a target long-term incentive percentage of 110%, which are the maximum percentages currently permitted under the plan. Before March 1, 2002, there was no maximum payment under our Management Incentive Plan. Effective March 1, 2002, the maximum annual incentive payment under the plan is $3 million and the maximum long-term incentive payment is $4 million, inclusive of cash and stock options.

For fiscal year 2002, Steelcase’s actual EVA performance was significantly below targeted levels. Accordingly, employees did not earn any annual incentives and no long-term amounts were credited under this plan. The Compensation Committee elected to defer the negative return on equity adjustment to the unpaid portion of previous years’ long-term incentive awards until fiscal year 2003.

Stock Options

The Compensation Committee granted stock options in fiscal year 2002 to participants in the Management Incentive Plan, including the executive officers named in the following tables. We based these option grants on long-term incentive market data and our desire to align management’s interests with your interests as shareholders. The value of the stock options granted in fiscal year 2002 and long-term cash incentives under the Management Incentive Plan approximate the median long-term incentive values for other comparable companies.

Deferred Compensation

To compete with other comparable companies, we have a Deferred Compensation Plan. This plan permits eligible participants, including the executive officers named in the Summary Compensation Table on the following page, to defer up to 25% of their current base salary and/or up to 50% of their Management Incentive Plan annual incentive payments before income taxes. Each participant elects how the deferral amounts will be deemed invested among various investment funds selected by Steelcase. The total amount of deferral plus investment earnings is paid to the participant or his or her beneficiary when he or she leaves the employment of Steelcase.

Th	e Compensation Committee

Fr	ank H. Merlotti (Chairman)
W	illiam P. Crawford
Ja	mes P. Hackett
Ea	rl D. Holton
Da	vid W. Joos
Ro	bert C. Pew III
Pe	ter M. Wege II
P.	Craig Welch, Jr.

EXECUTIVE COMPENSATION, RETIREMENT PROGRAMS AND  OTHER ARRANGEMENTS

Summary Compensation Table

The table below shows compensation information for James P. Hackett, who served as our President and Chief Executive Officer in fiscal year 2002, and our four* next highly paid executive officers as of the end of fiscal year 2002.

Long-Term Compensation

		Annual Compensation			Awards	Payouts

Name and Principal Position	Fiscal Year	Salary[1] ($)	Bonus[2] ($)	Other Annual Compensation[3] ($)	Securities Underlying Options[4]	Long- Term Incentive Payouts[5] ($)	All Other Compensation[6] ($)

James P. Hackett President and Chief Executive Officer	2002 2001 2000	786,154 798,308 736,615	0 275,392 421,989	0 203,214 198,068	250,667 185,703 140,000	926,439 1,638,825 1,776,394	17,558 28,900 35,200

Robert A. Ballard * President, Steelcase North America (retired)	2002 2001 2000	529,950 519,231 489,846	0 179,046 267,898	0 102,180 90,925	90,667 63,539 80,000	509,132 824,036 815,475	99,558 28,900 35,200

Robert W. Black President, International	2002 2001 2000	322,615 305,231 264,462	0 80,914 99,449	118,794 73,263 35,703	64,000 39,737 30,000	164,892 290,901 320,206	151,916 150,662 35,200

James R. Stelter SeniorVice President Sales, Marketing & Dealer Alliances	2002 2001 2000	319,379 311,615 301,769	0 82,644 132,880	0 39,745 36,170	42,667 31,945 40,000	205,910 320,522 324,393	17,558 28,900 35,200

James P. Keane Senior Vice President, Chief Financial Officer	2002 2001 2000	284,808 248,058 220,500	0 53,147 77,840	0 20,977 15,315	55,466 29,906 20,000	113,425 169,171 137,358	17,422 27,701 35,200

Michael Love President and Chief Executive Officer, Steelcase Design Partnership	2002 2001 2000	266,635 230,442 139,523	0 108,567 287,903	1,968 5,654 5,768	53,333 20,927 4,500	44,068 45,596 51,728	24,581 63,130 35,200
*	Information is also included regarding Mr. Ballard who served as a member of executive management through the end of December 2001 and retired as of February 22, 2002.

Notes:

1
Includes amounts withheld under our 401(k) Retirement Plan, our Deferred Compensation Plan and any deferred compensation agreement between the applicable officer and Steelcase. For more information concerning Mr. Hackett’s voluntary pay reduction, refer to the Report of the Compensation Committee on pages 15 to 17.

2	Represents amounts paid from the annual component of the Management Incentive Plan.

3
Represents earnings on the long-term amounts paid from the Management Incentive Plan, based on our annual return on equity. Under the terms of the plan, long-term amounts paid are adjusted for annual return on equity. Because there were no annual or long-term bonuses granted this year, the Compensation Committee exercised its discretion to defer the negative return on equity until fiscal year 2003, and no return on equity was allocated. For Mr. Black, the fiscal year 2002 amount includes amounts payable in connection with his assignment in France, including $26,789 for housing costs in France.

4	Shows options granted under our Incentive Compensation Plan.

5	Represents amounts paid from the long-term incentive awards under the Management Incentive Plan.

6
Unless noted otherwise in this footnote, the amounts shown are the combined contributions made to our Money Purchase Plan, Employees’ Profit-Sharing Retirement Plan and Restoration Retirement Plan (the “Plans”). The amounts contributed were as follows:

Name	Money Purchase Plan	Employees’ Profit-Sharing Retirement Plan	Restoration Retirement Plan

James P. Hackett	$8,500	$279	$8,779

Robert A. Ballard	$8,500	$279	$8,779

Robert W. Black	$8,500	$279	$8,779

James R. Stelter	$8,500	$279	$8,779

James P. Keane	$8,500	$279	$8,643

Michael Love	$8,500	$279	$8,353

In
plan year 2002, while there were no contributions to the Employees’ Profit-Sharing Retirement Plan, plan forfeitures were allocated to all participants’ accounts as required by the plan. For Mr. Ballard, the amount shown for fiscal year 2002 also includes $82,000 for accrued but unused vacation, which was paid after retirement. For Mr. Black, the amount shown for fiscal year 2002 also includes amounts payable in connection with his assignment in France, including $23,616 for cost of living, $10,742 for education expenses and $100,000 as compensation for loss of family income. For Mr. Love, the amount shown for fiscal year 2002 also includes $7,449 for reimbursement of relocation expenses.

Option Grants in Last Fiscal Year

The table below shows options to acquire Class A Common Stock granted during fiscal year 2002 under our Steelcase Inc. Incentive Compensation Plan to the executive officers shown in the Summary Compensation Table.

Name and Principal Position	Number of Securities Underlying Options Granted[1]	Percent of Total Options Granted to Employees	Exercise or Base Price ($/Share)	Expiration Date	Grant Date Present Value[2]

James P. Hackett President and Chief Executive Officer	250,667	9.0%	$12.90	3/20/11	$1,063,004

Robert A. Ballard President, Steelcase North America (retired)	90,667	3.2%	$12.90	3/20/11	$384,492

Robert W. Black President, International	64,000	2.3%	$12.90	3/20/11	$271,405

James R. Stelter Senior Vice President Sales, Marketing & Dealer Alliances	42,667	1.5%	$12.90	3/20/11	$180,938

James P. Keane Senior Vice President, Chief Financial Officer	55,466	2.0%	$12.90	3/20/11	$235,215

Michael Love President and Chief Executive Officer, Steelcase Design Partnership	53,333	1.9%	$12.90	3/20/11	$226,169

Notes:

1
These options were granted on March 20, 2001 and vest in three equal installments at the end of each subsequent year. Upon retirement, each officer’s options will continue to vest as if employment continued, but vested options may only be exercised within the following five years or remaining term of the options, whichever is earlier. The options fully vest upon death or total disability and may be exercised within five years of the event or remaining term of the options, whichever is earlier. In the event of a change of control as defined in the plan, all options immediately vest. If an officer is terminated for gross misconduct or engages in certain competitive activity, vested and unvested options will be forfeited. Upon termination of employment for any other reason, vested options can only be exercised within 90 days and any unvested options are forfeited. In no event can options be exercised after March 20, 2011.

2	These values were determined using the Black-Scholes option pricing model based upon the following assumptions:

•	Market price volatility of 40.5%;

•	Exercise of the option in 4.0 years;

•	A risk-free rate of return of 4.54%; and

•	An annual dividend yield of 1.7%.

Our use of the Black-Scholes option pricing model does not necessarily mean that we believe that this model accurately determines the value of the options. The actual value of the options, if any, realized by an officer will depend on the extent to which the market price of the Class A Common Stock exceeds the exercise price of the option on the date the option is exercised. Consequently, there is no assurance that the value realized by the officer will be at or near the above estimated value. These amounts should not be used to predict stock performance.

Aggregated Option Exercises In Last Fiscal Year
and Option Values at Fiscal Year End

The table below shows information concerning the options exercised in fiscal year 2002 by each of the executive officers named in the Summary Compensation Table and the value of the options held by them at the end of fiscal year 2002. No stock appreciation rights are held by any of our officers.

			Number of Securities Underlying Unexercised Options at February 22, 2002		Value of Unexercised in the Money Options at February 22, 2002

Name and Principal Position	Shares Acquired on Exercise	Value Received	Exercisable	Unexercisable	Exercisable	Unexercisable

James P. Hackett President and Chief Executive Officer	0	$0	365,235	511,135	$301,657	$926,736

Robert A. Ballard President, Steelcase North America (retired)	0	$0	179,513	204,693	$115,462	$331,104

Robert W. Black President, International	0	$0	68,246	115,491	$64,566	$214,994

James R. Stelter Senior Vice President Sales, Marketing & Dealer Alliances	0	$0	93,315	101,297	$57,969	$161,725

James P. Keane Senior Vice President, Chief Financial Officer	0	$0	47,802	92,570	$47,606	$173,068

Michael Love President and Chief Executive Officer, Steelcase Design Partnership	0	$0	16,976	71,784	$29,692	$142,669

Equity Compensation Plan Information

The table below shows information as of the end of fiscal year 2002 concerning options granted under the Company’s equity compensation plan.*

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the second column)

Equity compensation plans approved by security holders	8,515,975	$16.87	5,565,331

Equity compensation plans not approved by security holders	0	N/A	0

Total	8,515,975	$16.87	5,565,331

*
All stock options were awarded under the Steelcase Inc. Incentive Compensation Plan, which was first approved by our shareholders in December 1997. In fiscal year 2002, the Compensation Committee adopted two sub-plans, one establishing terms applicable to option awards to participants from the United Kingdom and the other establishing terms applicable to option awards to participants from France.

Long-Term Incentive Plan – Awards in the Last Fiscal Year

The table below shows the amount of long-term compensation awarded under the Steelcase Inc. Management Incentive Plan for fiscal year 2002 to the named executive officers.

Name	Number of Stock Options Awarded	Estimated Future Targeted Payouts for Non-Stock Awards	Performance Period Until Maturation

James P. Hackett	0	$0	n/a

Robert A. Ballard	0	$0	n/a

Robert W. Black	0	$0	n/a

James R. Stelter	0	$0	n/a

James P. Keane	0	$0	n/a

Michael Love	0	$0	n/a

Executive Supplemental Retirement Plan

The Compensation Committee determines who participates in our 1994 Executive Supplemental Retirement Plan. Each executive officer named in the Summary Compensation Table is a current participant. Under this unfunded plan, benefits normally begin in March of the year following:

•	Normal retirement at age 65;

•	Early retirement age when the officer’s age plus years of continuous service with Steelcase equal 80; or

•	The officer’s death.

Benefits are paid to the officer or the officer’s surviving spouse. Each participant receives the following benefits:

•	Five annual payments equal to 70% of the officer’s average base salary for the three consecutive calendar years prior to retirement or death, multiplied by the vested percentage; and

•	15 annual payments equal to $50,000, multiplied by the vested percentage.

An officer’s vested percentage is based on completed years of participation in the plan:

Years of Participation	Vested Percentage

less than 3	0%

3	20%

4	40%

5	60%

6	80%

7 or more	100%

In the event of early retirement and with the approval of the administrative committee for the plan, an officer can choose to receive earlier benefits in lower annual amounts and ending on the date that the final payment would have been made had no earlier benefits been elected.

An officer forfeits the right to receive benefits under the plan in the following circumstances:

•	Employment is terminated before reaching normal or early retirement;

•	Employment is terminated for cause;

•	Death occurs without a surviving spouse or at the time the surviving spouse dies after the officer’s death; or

•	The officer competes with Steelcase without the prior consent of the plan’s administrative committee.

Executive Supplemental Retirement Plan Table

The table below shows the estimated annual income benefits payable to each of the executive officers named in the Summary Compensation Table, or his surviving spouse, over a five-year period, assuming that no early payment election is made and they satisfy all plan requirements:

Average Base Salary	Years of Participation

(Final 3 years)	3	4	5	6	7 or more

$800,000	$122,000	$244,000	$366,000	$488,000	$610,000

750,000	115,000	230,000	345,000	460,000	575,000

700,000	108,000	216,000	324,000	432,000	540,000

650,000	101,000	202,000	303,000	404,000	505,000

600,000	94,000	188,000	282,000	376,000	470,000

550,000	87,000	174,000	261,000	348,000	435,000

500,000	80,000	160,000	240,000	320,000	400,000

450,000	73,000	146,000	219,000	292,000	365,000

400,000	66,000	132,000	198,000	264,000	330,000

350,000	59,000	118,000	177,000	236,000	295,000

300,000	52,000	104,000	156,000	208,000	260,000

250,000	45,000	90,000	135,000	180,000	225,000

200,000	38,000	76,000	114,000	152,000	190,000

After the first five annual payments, the total benefit reduces to the amounts shown in the following table (this benefit is paid for years 6 through 15):

Years of Participation

3	4	5	6	7 or more

$10,000	$20,000	$30,000	$40,000	$50,000

Social Security and other offsetting amounts are not deducted from the payments shown in the above tables.

As of the date of this Proxy Statement, the executive officers named in the Summary Compensation Table have completed the following years of service while a participant under the plan:

Name	Years of Participation

James P. Hackett	11

Robert A. Ballard	16

Robert W. Black	5

James R. Stelter	7

James P. Keane	1

Michael Love	1

Restoration Retirement Plan

Each executive officer named in the Summary Compensation Table participates in our Restoration Retirement Plan. This unfunded defined contribution plan is intended to restore retirement benefits that would otherwise be paid under our Employees’ Profit-Sharing Retirement Plan or Money Purchase Plan, but are lost as a result of the limitations on eligible compensation under Internal Revenue Code Section 401(a)(17).

Each participant in the Management Incentive Plan for the full plan year, including each executive officer named in the Summary Compensation Table, is eligible to participate in our Restoration Retirement Plan. Each year, we make contributions to a participant’s account at the same combined rate of contribution for the plan year used in determining benefits under our Profit-Sharing Plan, if any, and Money Purchase Plan. Eligible compensation under the Restoration Retirement Plan is the amount of the participant’s base salary and annual bonus under the Management Incentive Plan that exceeds the limit under Internal Revenue Code Section 401(a)(17), but not more than twice the limit. Each participant’s account balance is credited each plan year with earnings at the same rate of return on investments for the participant under our Employees’ Profit-Sharing Retirement Plan and Money Purchase Plan for the same plan year.

Benefits are payable from the Restoration Retirement Plan after a participant terminates employment according to the following vesting schedule:

Years of Service	Vesting Percentage

less than 3	0%

3	20%

4	40%

5	60%

6	80%

7 or more	100%

Each executive officer named in the Summary Compensation Table is 100% vested, except Mr. Keane, who is 60% vested. Benefits are payable in lump sum or in annual installments over four years. Benefits are forfeited if the participant is terminated for cause as determined by the Compensation Committee, or if he or she engages in certain competitive activity, without the prior consent of the plan’s administrative committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

William P. Crawford, James P. Hackett, Earl D. Holton, David W. Joos, Frank H. Merlotti, Robert C. Pew II, Robert C. Pew III, Peter M. Wege II and P. Craig Welch, Jr. served as members of our Compensation Committee during fiscal year 2002. Mr. Hackett is our President and Chief Executive Officer. William P. Crawford, Frank H. Merlotti, Robert C. Pew II, Robert C. Pew III and Peter M. Wege II formerly served as officers of Steelcase.

STOCK PERFORMANCE GRAPH

The following line graph compares the cumulative total shareholder return on $100 invested (1) in Steelcase Inc. Class A Common Stock; (2) with the Standard & Poor’s 500 Stock Index; and (3) with a peer group of three companies that manufacture office furniture and have industry characteristics that we believe are similar to Steelcase’s. The cumulative shareholder return is the change in share price plus the cumulative amount of dividends, if any, assuming dividend reinvestment, divided by the initial share price, expressed as a percentage. The graph covers the period from February 17, 1998, the effective date of our Initial Public Offering, to February 22, 2002. The peer group consists of:

•	Herman Miller, Inc.

•	Hon Industries Inc.

•	Kimball International, Inc.

	2/17/98	2/27/98	2/26/99	2/25/00	02/23/01	2/22/02
Steelcase Inc. Class A Common Stock	100.00	129.46	55.58	38.94	56.04	57.89
Standard & Poor’s 500 Stock Index	100.00	103.49	121.78	132.47	125.20	112.52
Peer Group Index	100.00	103.10	71.76	69.69	84.56	83.22

PROPOSAL 2 REQUIRING YOUR VOTE – APPROVAL OF THE
STEELCASE INC. MANAGEMENT INCENTIVE PLAN

Our Steelcase Inc. Management Incentive Plan (which we may refer to as the “Bonus Plan” in this proposal) was first adopted by our Board of Directors on June 27, 1994. The Compensation Committee of our Board of Directors amended and restated the Bonus Plan as of March 1, 2002, in order to satisfy certain requirements under Section 162(m). The amended and restated Bonus Plan applies to any award established on or after March 1, 2002. However, the continuation of the Bonus Plan after the Meeting and the payment of any awards granted under the Bonus Plan for the annual period beginning March 1, 2002, are subject to your approval under this Proposal 2.

Our Board of Directors believes that the maintenance of the Bonus Plan is necessary to meet our objectives of attracting, retaining and compensating key employees.

Background

Section 162(m).    Section 162(m) generally limits the deductibility for tax purposes of compensation in excess of $1 million per year paid by a publicly traded company to the Chief Executive Officer and the four other most highly compensated executive officers named in the summary compensation table of the company’s proxy statement (“Covered Employees”). Compensation that qualifies under Section 162(m) as “performance-based” compensation is, however, exempt from the $1 million deductibility limitation.

Based upon a special transition rule contained in the Treasury regulations issued under Section 162(m) that applies to private companies that complete an initial public offering, Steelcase has treated all payments made under the Bonus Plan as not subject to the deduction limitations of Section 162(m), without regard to whether the payments satisfied the performance-based exemption under Section 162(m). However, this transition relief expires as of the Meeting. The deductibility of payments made under the Bonus Plan resulting in total covered compensation in excess of $1 million for Covered Employees following the Meeting will depend on whether the payment is performance-based within the meaning of Section 162(m).

As amended and restated, the Bonus Plan is intended to enable us to grant awards that satisfy the requirements of a performance-based compensation program under Section 162(m), including the requirement that the compensation must be paid solely on account of the attainment of pre-established, objective performance goals. However, in order for compensation granted pursuant to the Bonus Plan to qualify for the performance-based exemption from the applicability of Section 162(m), the material terms under which the compensation is to be paid must be disclosed to and approved by shareholders in a separate vote prior to payment. Accordingly, we are asking you to approve the Bonus Plan as amended and restated.

Plan Description

The following is a summary of the material provisions of the Bonus Plan. The summary is qualified in its entirety by the specific language of the Bonus Plan, which is attached as Exhibit A.

Purposes.    The Bonus Plan is an annual and long-term incentive compensation program. Its purpose is to encourage initiative, resourcefulness, teamwork and efficiency among employees of Steelcase and our consolidated subsidiaries, unconsolidated or consolidated partnerships and joint ventures.

Administration.    The Bonus Plan is administered by the Compensation Committee. However, with respect to any action in regard to an award that is designed to qualify for the performance-based exception to Section 162(m), the Bonus Plan is administered by a Sub-Committee (which may be the Compensation Committee) designated by our Board of Directors that is composed entirely of Board members who are outside directors within the meaning of Section 162(m). References to the Committee in this description also include a reference to the Sub-Committee, where applicable.

Eligibility.    The Committee designates those employees who will be eligible under the Bonus Plan with respect to any “plan year” (the annual period beginning on March 1 and ending on the last day of February). As of March 1, 2002, 530 employees had been designated as participants in the Bonus Plan.

Determination of Awards.    The Bonus Plan provides participants with cash or other forms of payments (as described below) based upon the achievement of specified financial performance targets, as measured by Economic Value Added (“EVA”). EVA is a profit measurement that reflects all the costs of operating our Company as a business, including the cost of capital. Incentive compensation under the Bonus Plan for any plan year has an annual component, which rewards managers based on our financial performance for the current year, and a long-term component, which rewards managers for making decisions that affect the long-term success and strength of our company.

Established performance targets include a threshold level of performance below which no award payment will be made and levels of performance at which specified percentages of the target award will be paid.

With respect to all awards intended for any plan year to qualify for the performance-based exception to Section 162(m), the Committee must make all of the relevant performance target determinations when the achievement of the performance target is substantially uncertain and within 90 days of the beginning of the plan year.

Certification of Awards.    Before any awards intended to qualify for the performance-based exception to Section 162(m) can be paid to participants, the Committee must certify, in writing, the extent to which the established performance targets have been attained.

Payment of Awards.    Annual bonuses for any plan year are payable in cash promptly after the end of the plan year.

The long-term bonus for any plan year generally is credited in substantially equal amounts to three record-keeping accounts established for a participant. The bonus is then paid out in cash annually over a three-year period starting after the end of the year following the year in which the incentive amount is earned. Pending payment, the long-term bonus accounts are adjusted based on our return on equity as determined each fiscal year. The Committee in its discretion may decide to make payment of some or all of the long-term bonus for any plan year in the form of property, including options to purchase our Class A Common Stock. The Committee’s present practice is to award 25% of the long-term bonus amount in an equal value of stock options, but the Committee has the discretion to change or eliminate this practice. Options are issued under our Incentive Compensation Plan, have an exercise price set at fair market value at the time of grant, and typically vest over three years.

Maximum Award Amounts.    The maximum amount that can be paid to any employee as annual incentive compensation with respect to any plan year is $3 million. The maximum amount of long-term incentive compensation (including the value of any compensation paid in the form of options or other non-cash property) that can be awarded in any plan year to any employee (regardless of when the compensation is actually paid) is $4 million. The value of any compensation paid in property other than cash is determined by the Committee.

Termination of Employment.    An employee whose employment with the Company is terminated due to death, total disability, or retirement is to be paid a prorated bonus, based upon the employee’s time of active employment during the plan year. The prorated bonus is paid and computed in the same manner as the bonus otherwise payable to employees who are Company employees at the end of the year. Unless otherwise determined by the Committee, the balance in the employee’s long-term incentive compensation account is paid to the employee or the employee’s beneficiary as the long-term incentive compensation payments are made under the Bonus Plan each year until the account is fully paid.

Upon termination of employment for any other reason than death, total disability, or retirement, an employee is not entitled to payment of any incentive compensation for the plan year and the balance in the employee’s long-term incentive compensation account is forfeited, unless otherwise determined by the Committee. Except as otherwise provided by the Committee, an employee is not entitled to payment of any incentive compensation if the employee directly or indirectly engages in competition with Steelcase (or any of our subdivisions, subsidiaries, or affiliates) at any time during or within three years following employment with us.

Amendment and Termination.    The Bonus Plan can be amended or terminated by the Committee or our Board of Directors so long as the amendment or termination does not reduce or eliminate amounts already credited to the long-term incentive compensation accounts of participants as of the end of the fiscal year preceding the later of the date on which the amendment or termination became effective or was adopted.

The Board of Directors recommends a vote FOR Proposal 2.

PROPOSAL 3 REQUIRING YOUR VOTE – APPROVAL OF THE
STEELCASE INC. INCENTIVE COMPENSATION PLAN

Our Incentive Compensation Plan (which we may refer to as the “Plan”) was first adopted by our Board of Directors on October 27, 1997 and approved by our shareholders on December 2, 1997. The Compensation Committee of our Board of Directors amended and restated the Plan as of March 1, 2002 to satisfy certain requirements under Section 162(m), to increase the number of shares available for issuance under the Plan, to modify the Plan’s definition of “Change in Control,” and to make certain other changes, as described below. Your approval of the Plan as amended and restated is necessary to increase the number of shares available for issuance under the Plan and to enable us to grant awards under the Plan that satisfy the requirements of a performance-based compensation program under Section 162(m).

As amended and restated, the Plan is effective with respect to any award established on or after March 1, 2002. However, the continuation of the Plan after the Meeting and the continuation of any award intended to qualify for the performance-based exception to Section 162(m) with respect to periods after the Meeting are subject to your approval of this Proposal 3.

Our Board of Directors believes the existing awards under the Plan have enhanced our position in the highly competitive market for managerial and executive talent and have aligned the long-term interests of participants with those of the shareholders and that the continued maintenance of the Plan is necessary to meet our objectives of attracting, retaining and compensating our key employees and others.

Background

Shares Available for Issuance. Before its amendment and restatement, the Plan had reserved for issuance 14,284,727 shares of our Class A Common Stock, no more than 2,000,000 of which could be granted in the form of restricted stock. We are asking for your approval of an additional 6,715,273 shares of our Class A Common Stock for grants of future awards under the Plan. We intend to increase to 3,000,000 the number of shares that may be granted in the form of restricted stock. If the additional 6,715,273 shares are approved, there will be a total of 21,000,000 shares reserved for issuance under the Plan (including those components of the Plan, described briefly below, that are intended to provide the basis for awards to our employees from the United Kingdom and France).

Section 162(m). As explained above in connection with Proposal 2, in order for compensation granted under the Plan to qualify for the performance-based exemption from the applicability of Section 162(m), the material terms under which the compensation is to be paid must be disclosed to and approved by shareholders in a separate vote prior to payment.

Plan Description

The following is a summary of the material provisions of the Plan. The summary is qualified in its entirety by the specific language of the Plan, which is attached as Exhibit B.

Purposes. The purposes of the Plan are to:

•
Optimize the profitability and growth of our Company through annual and long-term incentives that are consistent with our goals and link the personal interests of Plan participants with those of our shareholders;

•	Provide participants with an incentive for excellence in individual performance;

•	Promote teamwork among participants;

•	Provide flexibility for us to attract and retain the services of participants who make significant contributions to our success; and

•	Allow participants to share in our success.

Administration.    Our Board of Directors is generally responsible for the administration of the Plan. However, the Board has delegated its administrative authority to the Compensation Committee other than with respect to awards to non-employee Directors. The Board of Directors has also appointed a Sub-Committee consisting solely of Directors who are outside directors within the meaning of Section 162(m) to administer the Plan to the extent necessary to satisfy the performance-based exception to Section 162(m). (Any reference in this description to the Committee will mean a reference to the Board of Directors, Compensation Committee and the Compensation Sub-Committee, as applicable.) Under the Plan, the Committee has the power to:

•	Select the employees and other individuals who will participate in the Plan;

•	Determine the size and type of awards;

•	Determine the terms and conditions of any award consistent with the terms of the Plan;

•	Interpret the Plan and any agreement or instrument entered into under the Plan;

•	Establish, amend, or waive rules and regulations for the Plan’s administration; and

•	Amend the terms and conditions of any outstanding award as provided under the Plan.

Our Compensation Committee has delegated authority to the Chief Executive Officer in consultation with the Plan’s Administrative Committee, to grant an option to purchase not greater than 5,000 shares per person per Plan year, with the sum of all such awards not to exceed 100,000 shares per Plan year.

Eligibility.    The Plan is open to participation by all employees and Directors of Steelcase and its subsidiaries or affiliates and any other person designated by the Committee. Of those eligible, the Committee determines who will receive awards.

Types of Awards.    The Plan provides for the grant of stock options, stock appreciation rights, shares of restricted stock, performance shares, performance units and cash-based awards, phantom shares or other share-based awards. These awards are discussed in more detail below.

Stock Options.    Options granted under the Plan may be incentive stock options meeting the definition of an incentive stock option under Section 422 of the Internal Revenue Code or options that do not qualify as incentive stock options (referred to as nonqualified stock options). The Committee will determine the option price, duration of the option, the number of shares to which the option pertains, termination and transferability rights and other terms and conditions of the option. The option price for each grant will be at least equal to 100% of the opening price on the NYSE on the date of grant (the “fair market price”).

In no event can an option be exercised later than the tenth anniversary date of its grant. In the event of termination of employment, the options can be exercised in accordance with the terms of the award agreement. The maximum aggregate number of shares that can be granted in the form of stock options in any one fiscal year to any one participant is 500,000 shares, inclusive of any options granted by the Chief Executive Officer.

Stock Appreciation Rights (“SARs”).    The Committee can grant SARs under the Plan, either in tandem with stock options or freestanding and unrelated to options. The grant price of a freestanding SAR will be the fair market price. The grant price of tandem SARs will equal the option price of the related option.

Upon exercise of a SAR, a participant will be entitled to receive payment from us in an amount determined by multiplying (i) the difference between the fair market value of a share on the exercise date and the grant price, by (ii) the number of shares with respect to which the SAR is exercised. The form of payment of a SAR will be determined by the Committee, and may be in shares of common stock, cash, or a combination of common stock and cash. The maximum aggregate number of shares that may be granted in the form of SARs in any one fiscal year to any one participant is 500,000 shares.

Restricted Stock.    Each grant of restricted stock under the Plan will be evidenced by an award agreement that will specify the period and type of restriction, the number of shares covered by the grant and other provisions that the Committee may determine to be appropriate. The Committee has the authority to impose any type of restriction on vesting as it may deem appropriate, including without limitation a requirement that a participant remain employed for a specified period, specific performance requirements, restrictions under federal or state securities laws, or any combination of these or other types of restrictions. The maximum aggregate number of shares that may be granted in the form of restricted stock in any one fiscal year to any one participant is 200,000 shares.

Performance Shares/Performance Units and Cash-Based Awards.    Each performance share granted under the Plan will have an initial value equal to the fair market price of a share. Each performance unit granted under the Plan will have an initial value determined by the Committee at the time of grant. Each cash-based award will have a value as may be determined by the Committee. The Committee will set performance goals that, if met, will determine the number and/or value of performance shares or performance units or cash-based awards that would be paid to the participant. Participants may be granted full voting rights and receive dividends on the performance shares and/or units during the performance period. The maximum aggregate payout (determined at the end of the applicable performance period) with respect to awards of performance shares or performance units or cash-based awards granted in any one fiscal year to any one participant is 250,000 shares.

Phantom Shares.    Each phantom share granted under the Plan will have an initial value equal to the fair market price on the date of grant. The Committee may determine the terms and conditions of the award, including any vesting provisions. The holder of any vested phantom shares will be entitled to receive payout on the number of and value of phantom shares earned by the participant over the performance period. Participants may be granted the right to receive dividends on the phantom shares that have been earned but not yet distributed. The maximum aggregate payout (determined at the end of the applicable performance period) with respect to phantom shares granted in any one fiscal year to any one participant is 250,000 shares.

Other Share-Based Awards.    Subject to the terms of the Plan, the Committee may grant other share-based awards under the Plan including, without limitation, awards under which shares are acquired or may be acquired in the future. The Committee, in its sole discretion, will determine the terms and conditions of these awards. The maximum aggregate number of shares that may be granted in the form of other share-based awards in any one fiscal year to any one participant is 200,000 shares.

Performance Criteria.    Any award granted under the Plan may be made subject to the attainment of performance goals. With respect to any award intended to qualify for the performance-based exception to the applicability of Section 162(m), the Committee shall select the performance criteria from among the following:

•	Earnings per share;

•	Net income (before or after taxes);

•	Return measures (including, but not limited to, return on assets, equity or sales);

•	Cash flow return on investments which equals net cash flow divided by owners equity;

•	Earnings before or after taxes;

•	Gross revenue;

•	Share price (including, but not limited to, growth measures and total shareholder return); and

•	Economic value added.

The Committee may adjust the performance criteria to the extent permitted by Section 162(m) and in its discretion may grant awards (including awards based on the foregoing criteria) that are not intended to satisfy the performance-based exception to the applicability of Section 162(m).

Competition.    If a participant, during the term of his or her employment or during the three-year period following termination of employment, engages in competition with us or any of our subsidiaries or affiliates, the participant will immediately forfeit the right to exercise and/or receive payment for any award, whether or not the award is vested or unvested. In addition, the participant must also repay us any gain he or she realized from exercise of any options within 12 months prior to the date the participant began competing with us.

Adjustments to Number of Shares.    In the event of any change in our capitalization or in the event of a corporate transaction such as a merger, consolidation, separation or similar event, the Plan provides for appropriate adjustments in the number and class of shares of common stock available for issuance or grant and in the number and/or price of shares subject to awards.

Change in Control.    Under the terms of the Plan, in the event of an occurrence of a Change in Control of the Company:

•	All outstanding options become immediately exercisable and remain exercisable throughout their entire term;

•	Restriction periods and restrictions imposed on shares of restricted stock (other than performance-based restricted stock) immediately lapse; and

•
The target payout opportunities attainable under all outstanding awards of performance-based restricted stock, performance units, performance shares, and cash-based awards and share-based awards are deemed to have been fully earned for the entire performance period(s) as of the effective date of the Change in Control.

The vesting of all awards denominated in shares will be accelerated as of the effective date of the Change in Control. Additionally, there will be paid out to participants, within thirty (30) days following the effective date of the Change in Control, a pro rata number of shares based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the performance period which has elapsed prior to the Change in Control. Awards denominated in cash will be paid pro rata to participants in cash within thirty (30) days following the effective date of the Change in Control, with the proration determined as a function of the length of time within the performance period that has elapsed prior to the Change in Control, and based on an assumed achievement of all relevant targeted performance goals.

Nontransferability.    Except as otherwise provided in a participant’s award agreement, awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. In addition, except as otherwise provided in a participant’s award agreement, a participant’s rights under the Plan will be exercisable during the participant’s lifetime only by the participant or the participant’s legal representative.

Amendment, Modification and Termination of the Plan.    Our Board of Directors may at any time amend, suspend, or terminate the Plan in whole or in part. However, no amendment will be made without shareholder approval if that approval is necessary to comply with applicable tax or regulatory requirements. No termination, amendment, or modification of the Plan may adversely affect in any material way any award previously granted under the Plan without the written consent of the participant holding the award. The Change in Control provisions of the Plan may not be amended, terminated or modified after a Change in Control to adversely affect any award previously granted under the Plan without the written consent of the participant holding the award.

Employees from the United Kingdom and France.    Our employees from the United Kingdom and France are eligible to participate in the Plan. However, special provisions apply to their participation. The stock reserved for issuance under the Plan is used to settle awards granted to our employees from the United Kingdom and France.

Federal Income Tax Consequences

The following discussion of certain relevant federal income tax effects applicable to stock options and other stock-based awards granted under the Plan is a summary only, and reference is made to the Internal Revenue Code for a complete statement of all relevant federal tax provisions.

Options.    In general, no taxable income is realized by a participant upon the grant of an incentive stock option (“ISO”). If shares of common stock are issued to a participant (“option shares”) pursuant to the exercise of an ISO granted under the Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the participant’s receipt of the option shares (a “disqualifying disposition”), then, generally (i) the participant will not realize ordinary income upon exercise and (ii) upon sale of the option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to the participant as capital gain (or loss). The amount by which the fair market value of the common stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.”

If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares.

Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, the option will be treated as nonqualified stock options as discussed below.

With respect to nonqualified stock options (“NQSO”), the participant will recognize no income upon grant of the option, and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of option exercise over the amount paid by the participant for the shares. Upon a subsequent disposition of the shares received under the option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

In general, we will receive an income tax deduction at the same time and in the same amount that is taxable to the employee as compensation, as long as the amount constitutes reasonable compensation.

SARs.    The recipient of a grant of SARs will not realize taxable income and we will not be entitled to a deduction with respect to the grant on the date of the grant. Upon the exercise of SAR, the recipient will realize ordinary income equal to the amount of cash (including the amount of any taxes withheld) and the fair market value of any shares received at the time of exercise. We will be entitled to a corresponding deduction, equal to the amount of income realized, as long as the amount constitutes reasonable compensation.

Restricted Stock.    A participant who receives a grant of restricted stock will not recognize any taxable income at the time of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). A participant’s rights in restricted stock awarded under the Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. However, the participant may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the participant does not make a Section 83(b) election within 30 days of receipt of the restricted shares, the fair market value of the shares on the date the restrictions lapse, less any amount paid by the participant for the shares, will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse. We generally will be entitled to a compensation deduction for the amount of compensation income the participant recognizes as long as the amount constitutes reasonable compensation.

Performance Units, Performance Shares, Cash-Based Awards and Phantom Shares.    The recipient of a grant of performance units, performance shares, cash-based awards or phantom shares will not realize taxable income, and we will not be entitled to a deduction, with respect to a grant on the date of the grant. Upon the payout of the award, the recipient will realize ordinary income and we will be entitled to a corresponding deduction, equal to the amount of cash or stock received, as long as the amount constitutes reasonable compensation.

Other Share-Based Awards.    The recipient of a grant of a share-based award will not realize taxable income, and we will not be entitled to a deduction, with respect to a grant on the date of the grant. The recipient will realize ordinary income for the amount of stock received less any amount paid for the stock, and we will be entitled to a corresponding deduction, at such time as the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier, as long as the amount constitutes reasonable compensation.

Certain Option Grants Under The Plan

The Committee determines in its discretion to whom and in what amount awards will be granted under the Plan. Therefore, the amount of awards that will be granted under the Plan on and after March 1, 2002 (the effective date of the proposed amendment and restatement to the Plan described herein) cannot be determined at this time. The following table sets forth certain information as to options granted under the Plan through April 29, 2002. The ultimate value of such options will depend on the market value of the underlying shares on the date of exercise.

Name and Position	Number of Shares of Class A Common Stock Subject to Options Granted Under the Plan Since October 27, 1997

Earl D. Holton
Nominee for Director	80,707

Michael J. Jandernoa
Nominee for Director	0

Peter M. Wege II
Nominee for Director	25,835

Kate Pew Wolters
Nominee for Director	8,000

James P. Hackett
President and Chief Executive Officer	1,243,660

Robert A. Ballard
President, Steelcase North America (retired)	384,206

Robert W. Black
President, International	269,357

James R. Stelter
Senior Vice President, Sales, Marketing and Dealer Alliances	259,612

James P. Keane
Senior Vice President, Chief Financial Officer	240,372

Michael Love
President and Chief Executive Officer, Steelcase Design Partnership	153,760

All current Executive Officers as a group (9 persons)	2,834,505

All current Directors who are not current Executive Officers as a group (11 persons)	510,791

All employees (including officers) who are not current Executive Officers as a group (927 persons)*	9,340,776
*	Includes 661,587 shares subject to options that have been forfeited.

The Board of Directors recommends a vote FOR Proposal 3.

OTHER MATTERS

Voting

Michigan law and our bylaws require a quorum for the Meeting, which means that holders of a majority of the voting power entitled to vote need to be present in person or represented by proxy. Withheld votes and abstentions are counted in determining whether a quorum has been reached.

Assuming a quorum has been reached, we must determine the results of the vote on each matter submitted for shareholders’ approval. The Director nominees need to receive a plurality of the votes cast at the Meeting for the election of Directors. The proposed approvals of the Steelcase Inc. Management Incentive Plan and the Steelcase Inc. Incentive Compensation Plan must receive a majority of the votes cast at the Meeting for such matter.

Under the rules of the NYSE, brokers who hold shares on behalf of their customers (shares held in street name), can vote on certain items when they do not receive instructions from their customers. However, brokers are not authorized to vote on “non-routine” matters if they do not receive instructions from their customers. The election of Directors and the approval of the Steelcase Inc. Management Incentive Plan are “routine” matters under the NYSE rules. Therefore, brokers holding shares in street name for their customers can vote as they wish on behalf of any customer who does not give his or her broker instructions on how to vote in the election of Directors or on the proposed approval of the Steelcase Inc. Management Incentive Plan. On the other hand, the proposed approval of the Steelcase Inc. Incentive Compensation Plan is a “non-routine” matter. If you fail to give your broker instructions on how to vote on that proposal, your shares will not be treated as votes cast in determining the outcome of the proposal.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors, certain officers, and those who beneficially own more than 10% of either of our Class A Common Stock or Class B Common Stock to file initial reports of ownership and changes in their ownership of shares of Steelcase Common Stock with the Securities and Exchange Commission. Directors, officers and greater than 10% beneficial owners are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies we received of those reports, or written representations that no reports were required, we believe that, from February 24, 2001 through February 22, 2002, our Directors, officers and 10% beneficial owners complied with all applicable filing requirements except that Thomas Crawford has not filed a Form 4 or 5 with regard to one transaction, the Anne I. Crawford Generation Skipping Trust Non-Exempt Marital Trust filed a late report with regard to one transaction and William P. Crawford filed a late amendment to a timely filed report with regard to one transaction.

Solicitation of Proxies

Steelcase will bear the cost of soliciting proxies, which will be made by mail, personally or by telephone by our Directors, officers and regular employees, who will not be additionally compensated for those activities. We will also reimburse banks, brokers, nominees and other fiduciaries that we request to forward these proxy materials for reasonable expenses they incur in forwarding these materials to the beneficial owners of our Class A Common Stock.

Independent Auditor

We have been advised that representatives of BDO Seidman, LLP, our independent auditor in fiscal year 2002, will attend the annual meeting and will have an opportunity to make a statement if they desire to do so. The auditor will be available to respond to appropriate questions.

By Order of the Board of Directors

Jon D. Botsford
Senior Vice President, Secretary and
    Chief Legal Officer

Grand Rapids, Michigan
May 17, 2002

EXHIBIT A

STEELCASE INC.

Management Incentive Plan

Amended and Restated

As of March 1, 2002

STEELCASE INC. MANAGEMENT INCENTIVE PLAN

i

AMENDED AND RESTATED

STEELCASE INC. MANAGEMENT INCENTIVE PLAN

Preamble

This STEELCASE INC. MANAGEMENT INCENTIVE PLAN (“Plan”) is a program for measuring financial performance in terms of Economic Value Added (“EVA”), and providing eligible Employees with incentive compensation based upon EVA results. The objective of the Plan is to encourage initiative, resourcefulness, teamwork, motivation, and efficiency on the part of all Employees that will result in financial success for both the shareholders and the Employees of the Company. The Plan provides annual and long-term incentive compensation for eligible Employees who are in a position to make substantial contributions toward achievement of the financial performance goals established pursuant to the Plan.

Section 1    Establishment of Plan

1.1    Plan Document.  This instrument, as amended from time to time, constitutes the governing document of the Plan.

1.2    Effective Dates.  The initial effective date of the Plan was June 27, 1994. The Plan as hereby amended and restated is effective as of March 1, 2002, with respect to any incentive award established on or after such date; provided, however, that the continuation of this Plan after the annual meeting for the stockholders of the Company held in 2002 (the “2002 Meeting”), as well as payment of any annual incentive compensation with respect to Plan Year 2003, shall be subject to the approval by stockholders of the Plan at such 2002 Meeting.

1.3    Incentive Compensation Plan.  The Plan is an annual and long-term compensation program for eligible Employees. Because the Plan does not provide welfare benefits and does not provide for the deferral of compensation to termination of employment, it is established with the intent and understanding that it is not an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended.

Section 2    Definitions

The following terms shall have the definition stated, unless the context requires a different meaning:

2.1    Beneficiary.  “Beneficiary” means the individual, trust, or other entity designated by the Participant to receive any incentive compensation payable with respect to the Participant under the Plan after the Participant’s death. A Participant may designate or change a Beneficiary by filing a signed designation with the Committee in a form approved by the Committee. A Participant’s Will is not effective for this purpose.

If a designation has not been completed properly and filed with the Committee or is ineffective for any other reason, the Beneficiary shall be the Participant’s Surviving Spouse. If there is no effective designation and the Participant does not have a Surviving Spouse, the remaining benefits, if any, shall be paid to the Participant’s estate.

2.2    Board of Directors.  “Board of Directors” means the Board of Directors of Steelcase Inc.

2.3    Code.  “Code” means the Internal Revenue Code of 1986, as amended.

2.4    Committee.  “Committee” means the Compensation Committee of the Board of Directors, provided that, for any action taken with respect to an award designed to qualify for the Performance Based Exception, all references to the Committee in the Plan shall be to the Sub-Committee.

2.5    Company.  “Company” means Steelcase Inc., including all consolidated subsidiaries, unconsolidated or consolidated partnerships and joint ventures of Steelcase Inc.

2.6    EVA.  “EVA” refers to Economic Value Added and means, with respect to the entity for which EVA is being determined for a Fiscal Year, the net income of that entity less a capital charge representing the economic cost of a reasonable return on net assets applied in the business of the entity during the Fiscal Year and plus an acquisition allowance and plus or minus an accounting adjustment. EVA shall be determined on the basis of rules, definitions, and accounting principles adopted by the Committee and modified from time to time by the Committee, as deemed necessary and reasonable in the sole discretion of the Committee. EVA for an entity for a Fiscal Year shall be based upon the financial statements of the entity for the Fiscal Year as finally determined.

2.7    Employee.  “Employee” means any individual in the employ of the Company. Independent contractors, leased Employees, and self-employed individuals are not included.

2.8    Fiscal Year.  “Fiscal Year” means the financial reporting and taxable year of Steelcase Inc.

2.9    Normal Retirement Date.  “Normal Retirement Date” means the date the Participant attains age 65, or if earlier, the date the sum of the Participant’s age and years of service equals or exceeds 80 (as determined for purposes of other benefit plans maintained by Steelcase Inc.).

2.10    Participant.  “Participant” means an Employee designated to participate in this Plan for a Plan Year pursuant to Section 4.

2.11    Performance Based Exception.  “Performance Based Exception” means the performance based exception from the tax deductibility limitations in Code Section 162(m).

2.12    Plan Year.  “Plan Year” means the annual period beginning on March 1 and ending on the last day of February.

2.13    Retirement.  “Retirement” means termination of employment on or after the Participant’s Normal Retirement Date.

2.14    Surviving Spouse.  “Surviving Spouse” means the husband or wife of the Participant at the time of the Participant’s death who survives the Participant. If the Participant and spouse die under circumstances that make the order of their deaths uncertain, it shall be presumed for purposes of this Plan that the Participant survived the spouse.

2.15    Sub-Committee.  “Sub-Committee” means any committee (including the Committee), duly authorized by the Board of Directors, which is comprised entirely of members or such Board who are considered “outside directors” under 162(m) of the Code.

2.16    Total Disability.  “Total Disability” or “Disability” means a physical or mental condition which totally and presumably permanently prevents an individual from performing the duties of his or her employment. The determination of Total Disability shall be made by the Committee through procedures established for that purpose and on the basis of reasonable medical examinations. The cost of any medical examination shall be an expense of administration of the Plan.

Section 3    Administration of Plan

3.1    Administrative Committee.  The Plan shall be administered by the Committee. The Committee shall have full discretionary authority in the operation and administration of the Plan. The Committee shall act by vote or consent of a majority of its members. To the extent necessary or appropriate, the Committee will adopt rules, policies, and forms for the administration, interpretation, and implementation of the Plan. The Committee may delegate administrative authority and responsibility from time to time to and among the management compensation committee of Steelcase Inc., other management committees, and individual Employees of the Company, but all actions taken pursuant to delegated authority and responsibility shall be subject to review and change by the Committee. All decisions, determinations, and interpretations of the Plan by the Committee shall be final and binding on all parties.

A member of the Committee shall not participate in and shall not be counted as a member with respect to any action of the Committee directly affecting only that member.

3.2    Responsibility; Indemnification.  A member of the Committee or any other individual or group to whom authority is delegated shall not be personally responsible or liable for any act or omission in connection with performance of powers or duties or the exercise of discretion or judgment in the administration and implementation of the Plan. The Company shall hold harmless and indemnify each member of the Committee, and any other individual or group exercising delegated authority or responsibility with respect to the Plan, from any and all liabilities and costs arising from any act or omission related to the performance of duties or the exercise of discretion and judgment with respect to the Plan.

Section 4    Eligibility

4.1    Participation.  An Employee shall be a Participant in the Plan for a Plan Year upon designation as a Participant for that year by the Committee. When deemed appropriate by the Committee, the Committee may designate an effective date for the commencement of participation by a Participant that is subsequent to the first day of the Plan Year. Designated Participants shall be notified in writing and provided a written summary and explanation of the Plan.

4.2    Continuing Participation.  Designation as a Participant for a Plan Year will continue in effect for each succeeding Plan Year until participation is terminated by the Committee. The Committee may terminate participation by an Employee at any time with or without cause.

Section 5    Measurement of Company Performance

5.1    EVA Performance.  For purposes of the Plan, financial performance of the Company or any subdivision of the Company shall be measured by EVA. In general, the Plan shall be administered so that the incentive compensation provided to Participant under the Plan for each Plan Year is based primarily on improved EVA performance relative to prior EVA performance rather than on absolute levels of EVA performance.

5.2    Determination of EVA.  EVA shall be determined for each Fiscal Year by the Committee. EVA generally shall be determined by application of accounting principles consistently applied from year to year. Nevertheless, the Committee shall have full authority and discretion to modify the accounting principles and components applied in the determination of EVA from time to time as the Committee deems necessary or appropriate. References to EVA for a Plan Year mean EVA for the Fiscal Year ending closest in time to the last day of the Plan Year.

For most Participants, EVA and EVA performance shall be the EVA and EVA performance determined for the Company. Nevertheless, the Committee may determine that EVA and EVA performance applicable to one or more Participants for a Plan Year shall be determined with respect to a business unit comprising less than all of Steelcase Inc., or may be based upon a weighted average of the separate EVA or EVA performance of more than one business unit chosen by the Committee from among Steelcase Inc. and subsidiaries, divisions, and other subdivisions of Steelcase Inc. If weighted averaging is applied, the Committee will determine the weighting percentages applicable for each relevant classification of Participants for the Plan Year, and the percentages will be published at the time of publication of EVA performance targets and target incentive percentages.

5.3    EVA Growth Target.  The EVA growth performance target for each Plan Year shall be determined by the Committee and published to Participants. Notwithstanding the preceding sentence, with respect to awards designed to qualify for the Performance Based Exception, the EVA growth performance target shall be established at a time (a) prior to ninety (90) days after the commencement of the Plan Year and (b) when the achievement of the performance target is substantially uncertain.

5.4    Leverage Factor.  Leverage factors also shall be determined by the Committee and announced to Participants for each Plan Year. Notwithstanding the preceding sentence, with respect to awards designed to qualify for the Performance Based Exception, the leverage factors shall be established at a time (a) prior to ninety (90) days after the commencement of the Plan Year and (b) when the achievement of the performance target is substantially uncertain. The leverage factors are (i) the amount of EVA performance above or below EVA growth performance target for the Plan Year that will cause each Participant’s incentive compensation for the Plan Year to be double the participant’s target incentive compensation for the plan year, if positive, or to be zero for the Plan Year, if negative and (ii) the absolute leverage factor. The leverage factors for a Plan Year may be the same or different.

5.5    Adjustments.  Adjustments to EVA and EVA targets may be made when deemed appropriate by the Committee pursuant to Section 8; provided, however with respect to awards designed to qualify for Performance Based Exception, EVA and EVA targets may not be adjusted in a manner that would cause an increase in the amount of resulting incentive compensation. Nevertheless, the Committee shall have the authority to make appropriate adjustments to EVA and EVA targets to reflect the impact of the following extraordinary items not reflected in such goals: (a) any profit or loss attributable to acquisitions or dispositions of stock or assets, (b) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established, (c) all items of gain, loss or expense for the year related to restructuring charges for the Company, (d) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (e) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30 and SFAS No. 144, and (f) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto.

Section 6    Incentive Compensation Targets

6.1    Target Incentive Compensation.  The target annual and long-term incentive compensation for each Participant for each Plan Year shall be an amount that is a percentage of the Participant’s base pay for the Plan Year.

6.2    Annual and Long-Term Percentages.  Separate annual and long-term target incentive compensation percentages shall be determined for each Participant for each Plan Year; provided, however, that the Committee may determine that some Participants will be eligible only for annual incentive compensation or only long-term incentive compensation for a Plan Year. The annual and long-term target incentive compensation percentages shall be determined by the Committee and published to Participants for the Plan Year.

6.3    Maximum Award.

(a)	The maximum amount that may be paid to any Employee as annual incentive compensation with respect to any Plan Year shall be $3 million.

(b)
The maximum amount of long-term incentive compensation that may be awarded in any Plan Year to any Employee, determined without regard to when such compensation is paid to the Employee, shall be $4 million (including the value of any portion of such award that is not payable in cash, with such value determined by the Committee in its discretion).

Section 7    Determination and Payment of Incentive Amounts

7.1    Final Plan Year EVA.  EVA and EVA performance, including any necessary or appropriate adjustments required or permitted hereunder, shall be determined as soon as administratively feasible following the availability of final financial results for the Plan Year. The Committee shall certify, in writing, the attainment of year end EVA results and the associated MIP bonus multiple with respect to any award designed to qualify for the Performance Based Exception.

7.2    Determination of Incentive Compensation.  Under rules established by the Committee, the incentive compensation for each Participant for each Plan Year shall be calculated by the following steps:

(a)
Bonus Multiple.  The bonus multiple shall be calculated based on (i) the actual level of EVA performance and (ii) growth of EVA for a Plan Year. The Committee shall determine the relative weight of each component to derive the bonus multiple, provided that with respect to any award designed to qualify for the Performance Based Exception, such determination shall be made by the Sub-Committee.

(b)
Incentive Compensation.  Annual and long-term incentive compensation for each Participant for the Plan Year shall be the result obtained by multiplying the Participant’s individual target annual or long-term incentive percentage for the Plan Year by the applicable bonus multiple for the Plan Year and then multiplying the resulting percentage by the Participant’s base pay for the Plan Year to determine the dollar amount of the Participant’s incentive compensation. If a Participant’s base pay changes during a Plan Year, proportionate annual and long-term incentive compensation shall be calculated, under the rules established by the Committee, for each period of the Plan Year that each level of base pay was in effect. The proportionate incentive compensation for each level of base pay shall be calculated by annualizing that level of base pay, multiplying by the applicable annual or long-term target incentive percentage for that level of base pay and the bonus multiple, and then multiplying the resulting amount by a fraction, the numerator of which is the number of days during the Plan Year that the level of base pay was in effect and the denominator of which is the number of days in the Plan Year.

7.3    Payment of Incentive Amounts.

(a)
Annual Component.  The dollar amount of the annual incentive compensation for a Plan Year shall be paid to the participant as soon as feasible following the completion of the incentive compensation calculations for the Plan Year, provided, however, that no amount shall be paid with respect to any award designed to qualify for the Performance Based Exception until the Sub-Committee has certified the EVA and attainment of EVA performance targets with respect to such award in accordance with Section 7.1.

(b)
Long-Term Component.  The amount of the long-term incentive compensation for a Plan Year that is payable to the Participant in cash shall be paid to the Participant, subject to the adjustments provided herein, in three annual installments. The first installment for a Participant shall be paid after the end of the Participant’s second Plan Year of participation in the Plan. The long-term incentive amounts payable to the Participant shall be credited contingently to a long-term incentive compensation recordkeeping account maintained for each Participant provided, however, that no amount with respect to an award designed to qualify for the Performance Based Exception may be credited to a Participant’s account until the Sub-Committee has certified the EVA and attainment of EVA performance targets with respect to such

Participant in accordance with Section 7.1. The account shall be credited at the end of each succeeding Plan Year with any long-term incentive dollar amount earned by the Participant. Within the account a separate record or sub-account shall be maintained for each Plan Year for which long-term incentive compensation is credited.

In addition to any applicable long-term incentive dollar amount, at the end of the second Plan Year of participation and each subsequent Plan Year, each sub-account within the Participant’s account shall be adjusted by a hypothetical earnings credit or debit. The adjustment shall be equal to the percentage of positive or negative change, if any, in the shareholder’s equity in the Company, before payment of any dividends, for the Fiscal Year ending closest in time to the last day of the Plan Year except as adjusted in accordance with Section 5.5.

The separate sub-account for each Plan Year for which long-term incentive compensation is credited shall be independently adjusted by any applicable earnings credits or debits and paid as follows:

(i)	The sub-account shall be established for and as of the end of the Plan Year; and

(ii)
As of the end of the second Plan Year (the Plan Year following the Plan Year for which the sub-account was established), the amount in the sub-account shall be divided into three equal parts and each of such parts shall be adjusted by any applicable earnings credit or debit for the second Plan Year; and

(iii)	As soon as feasible following the end of the second Plan Year, one of the three parts of the sub-accounts be paid to the Participant; and

(iv)	As of the end of the third Plan Year, the two remaining parts of the sub-account shall be adjusted by any applicable earnings credit or debit for the third Plan Year; and

(v)	As soon as feasible following the end of the third Plan Year, one of the two remaining parts shall be paid to the Participant; and

(vi)
As of the end of the fourth Plan Year, the amount remaining in the sub-account shall be adjusted for any earnings credit or debit for the fourth Plan Year and the resulting amount shall be paid to the Participant as soon as feasible following the end of the fourth Plan Year.

Pursuant to the foregoing each Participant may be receiving payments from as many as three different sub-accounts following the end of a Plan Year.

The dollar amount of long-term compensation credited to a Participant for each Plan Year shall be entirely contingent and shall be unconditionally earned only when actually paid. In the event a Participant ceases to be a Participant but continues to be an Employee, adjustments for any earnings credits or debits and payments from the Participant’s long-term compensation account shall continue until the account is exhausted or until terminated under Section 7.4.

The Committee in its discretion may determine that any portion or all of the long-term incentive compensation that is payable to a Participant shall be paid in property other than cash (including without limitation stock options granted under the Company’s Incentive Compensation Plan). Any portion of the long-term incentive compensation that is payable to a Participant in property other than cash shall be paid on such terms and conditions as determined by the Committee.

7.4    Partial Year Participation, Employment Changes and Forfeitures.

(a)
Partial Year Participation.  If an Employee is designated to become a Participant in a Plan Year as of a date other than the first day of the Plan Year, the Participant’s incentive award compensation for the Plan Year shall be determined, under rules established and maintained by the Committee for this purpose from time to time, on the basis of the Participant’s time of participation during the Plan Year.

(b)
Employment Changes.  Target incentive percentages and incentive awards for a Participant for a Plan Year will be prorated under rules established and maintained by the Committee for this purpose from time to time, in the event of any change in compensation or employment status or location, or any other change that would effect the determination for the Plan Year, in proportion to the duration of each applicable factor during the Plan Year. The balance in the Participant’s long-term compensation account as of the end of the Plan Year shall not be modified by reason of any change in any applicable factor in a subsequent Plan Year.

(c)
Retirement, Death or Disability.  If a Participant’s employment terminates during a Plan Year by reason of Retirement, death, or Total Disability, the annual component of the Participant’s incentive compensation dollar amount for the Plan Year, if any, shall be prorated, under rules established and maintained by the Committee for such purpose, based on the Participant’s time of active employment as a Participant during the Plan Year. The balance in the Participant’s long-term incentive compensation account as of the end of the Plan Year, after appropriate crediting or debiting for the Plan Year, shall be paid to the Participant or the Participant’s beneficiary at the time long-term incentive compensation payments are made under the Plan for each Plan Year until the account is exhausted. Notwithstanding the preceding sentence, the Committee may determine to accelerate the payment of long-term incentive compensation amounts credited to the Participant or Beneficiary at the time and in the manner determined in the sole and absolute discretion of the Committee.

(d)
Other Termination of Employment.  Except as otherwise provided in this subsection (d) or pursuant to subsection (e), upon termination of a Participant’s employment during a Plan Year for any reason other than Retirement, death, or Total Disability, the Participant shall not be entitled to the payment of incentive compensation for the Plan Year and the balance in the Participant’s long-term incentive compensation account shall be forfeited. Notwithstanding the preceding sentence, the Committee shall have full discretion to determine that any or all of the following: payment of a pro-rated annual component, crediting of the Participant’s long-term incentive compensation account, or payments from the long-term account until exhausted, may be made when termination of the Participant’s employment results from job elimination, reduction in work force or other similar company initiative, or is encouraged or induced by incentives offered by the Company.

(e)
Competition.  A Participant shall not be entitled to the payment of incentive compensation for the Plan Year and the balance in the Participant’s long-term incentive compensation account shall be forfeited in the event the Participant directly or indirectly engages in competition with Steelcase Inc. Competition means directly or indirectly engaging in competition with the Company or any subdivision, subsidiary, or affiliate of the Company (collectively, the ‘Company’) at any time during employment with the Company or during the three (3) year period following termination of employment with the Company, without prior approval of the Committee. A Plan Participant engages in competition if that person participates directly or indirectly in the manufacture, design or distribution of any products of the same type as those of the Company, including, but not limited to, office furniture, office systems or architectural products, or the providing of any related services, for or on behalf of any person or entity other than the Company and its authorized dealers, at any location within or without the United States of America. It is intended that this definition shall be enforced to the fullest extent permitted by law. If any part of this definition shall be construed to be invalid or unenforceable, in whole or in part, then such definition shall be construed in a manner so as to permit its enforceability to the fullest extent permitted by law.

(f)	Committee Discretion. Pursuant to the powers conferred in Section 8, the Committee may make other rules and exceptions applicable to participation and employment changes.

7.5  Reports.

From time to time during each Plan Year and as of the end of each Plan Year, the Committee shall provide to each Participant information concerning current and cumulative EVA performance and credits and debits in the account and balance in the Participant’s long-term incentive compensation account.

Section 8    Committee Discretion

The Committee shall exercise all of its power and duties as the Committee deems appropriate in its sole and absolute discretion. All decisions of the Committee shall be final and binding on all Participants and their respective heirs and representatives. In the event it is determined, in the judgment and discretion of the Committee, that any factor applicable in the ultimate determination of incentive compensation under the Plan for a Plan Year is not appropriate with respect to one or more Participants due to unusual events, unforeseen circumstances, or other factors deemed material and relevant, the applicable factor or the amount of the resulting incentive compensation may be adjusted or modified in any manner deemed appropriate by the Committee provided, however, that with respect to awards designed to qualify for the Performance Based Exception, no applicable factor may be adjusted in a manner that would cause an increase in the amount of resulting incentive compensation and the resulting incentive compensation may not be increased.

Section 9    Amendment and Termination

9.1    Amendment.  The Plan may be amended in any manner at any time by action of the Board of Directors or the Committee. No amendment shall reduce the amounts credited to the long-term incentive compensation accounts of Plan Participants as of the end of the Plan Year preceding the later of the effective date of the amendment or the date the amendment is adopted.

9.2    Termination.  The Plan may be suspended at any time by action of the Committee, pending the next meeting of the Board of Directors of Steelcase Inc. Any suspension may be approved and ratified and the Plan may be terminated at any time by action of the Board of Directors. Neither a suspension nor termination of the Plan shall reduce or eliminate amounts credited in the long-term incentive compensation accounts of Participants as of the end of the Plan Year preceding the later of the effective date of the suspension or termination or the date of the action to suspend or terminate.

Section 10    General Provisions

10.1    Benefits Not Guaranteed.  Neither the establishment and maintenance of the Plan nor participation in the Plan shall provide any guarantee or other assurance that incentive compensation will be payable under the Plan. The success of Steelcase Inc. and its subdivisions and affiliates, as determined hereunder, and adjusted as provided herein, and application of the administrative rules and determinations by the Committee shall determine the extent to which Participants are entitled to receive incentive compensation payments and credits hereunder.

10.2    No Right to Participate.  Nothing in this Plan shall be deemed or interpreted to provide a Participant or any non-participating Employee with any contractual right to participate in or receive benefits of the Plan. No designation of an Employee as a Participant for all or any part of a Plan Year shall create a right to incentive compensation or other benefits of the Plan for any other Plan Year.

10.3    No Employment Right.  Participation in this Plan shall not be construed as constituting a commitment, guarantee, agreement, or understanding of any kind that the Company or any subdivision of the Company will continue to employ an individual, and this Plan shall not be construed or applied as any type of employment contract or obligation. Nothing herein shall abridge or diminish the rights of the Company or the employing subdivision of the Company to determine the terms and conditions of employment of any Participant or other employee or to terminate the employment of any Participant or other Employee with or without cause at any time.

10.4    No Assignment or Transfer.  Neither a participant nor any beneficiary or other representative of a Participant shall have any right to assign, transfer, attach, or hypothecate any incentive compensation amount or credit, potential payment, or right to future payments of any incentive compensation amount or credit, or any other benefit provided under this Plan. Payment of any amount due or to become due under this Plan shall not be subject to the claims of creditors of the Participant or to execution by attachment or garnishment or any other legal or equitable proceeding or process.

10.5    Withholding and Payroll Taxes.  The Company shall deduct from any payment made under this Plan all amounts required by federal, state, and local tax laws to be withheld and shall subject any payments made under the Plan to all applicable payroll taxes and assessments.

10.6    Incompetent Payee.  If the Committee determined that a person entitled to a payment hereunder is incompetent, it may cause benefits to be paid to another person for the use or benefit of the Participant or the Participant’s beneficiary at the time or times otherwise payable hereunder, in total discharge of the Plan’s obligations to the Participant or beneficiary.

10.7    Governing Law.  The provisions of the Plan shall be construed and governed under the laws of the State of Michigan.

10.8    Construction.  The singular includes the plural, and the plural includes the singular, and terms connoting gender include both the masculine and feminine, unless the context clearly indicates the contrary. Capitalized terms, except those at the beginning of a sentence or part of a heading, have the meaning defined in the Plan.

Section 11    Execution

IN WITNESS WHEREOF, Steelcase Inc. has caused this Plan, captioned “Steelcase Inc. Management Incentive Plan,” as amended and restated effective as of March 1, 2002, to be executed by its duly authorized officer this 10th day of March, 2002.

STEELCASE INC.

By: /s/ Nancy W. Hickey
Its: Sr. Vice President, Global Strategic Resources
and Chief Administrative Officer

EXHIBIT B

STEELCASE INC.

Incentive Compensation Plan

Amended and Restated

March 1, 2002

STEELCASE INC. INCENTIVE COMPENSATION PLAN

i

Steelcase Inc. Incentive Compensation Plan

Article 1.    Establishment, Objectives, and Duration

1.1.    Establishment of the Plan.  Steelcase Inc., a Michigan corporation (hereinafter referred to as the “Company”), hereby establishes an incentive compensation plan to be known as the “Steelcase Inc. Incentive Compensation Plan” (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, Cash-Based Awards, Phantom Shares and Share-Based Awards.

The Plan as hereby amended and restated is effective as of March 1, 2002 (the “Effective Date”); provided, however, that the continuation of this Plan after the annual meeting for the stockholders of the Company held in 2002 (the “2002 Meeting”), as well as any Award granted pursuant to Article 9 which is designed to qualify for the Performance-Based Exception with respect to any Performance Period ending after the 2002 Meeting, shall be subject to the approval by stockholders of the Plan at such 2002 Meeting.

1.2.    Objectives of the Plan.  The objectives of the Plan are to optimize the profitability and growth of the Company through annual and long-term incentives which are consistent with the Company’s goals and which link the personal interests of Participants to those of the Company’s stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company’s success and to allow Participants to share in the success of the Company.

1.3.    Duration of the Plan.  The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 18 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions under Awards denominated in Shares, and with respect to all Awards, in no event may an Award be granted under the Plan on or after the tenth anniversary of the Effective Date.

Article 2.    Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1.    “Affiliate” shall have the meaning ascribed to such term in Rule 12b–2 of the General Rules and Regulations of the Exchange Act.

2.2.    “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, Cash-Based Awards, Phantom Shares or Other Share-Based Awards.

2.3.    “Award Agreement” means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

2.4.    “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5.    “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6.    “Cash-Based Award” means an Award granted to a Participant, as described in Article 9 herein.

2.7.    “Change in Control” of the Company shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(a)
any Person (other than those Persons owning stock of the Company as of the day before the IPO Date, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownerships of stock of the Company) (i) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below, and (ii) such Person’s ownership exceeds the combined voting power beneficially owned by the stockholders of the Company on the day before the IPO Date; or

(b)
the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(c)
there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with or involving any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereto), at least sixty-five percent ( 65%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than those Persons owning stock of the Company as of the day before the IPO Date, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownerships of stock of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; or

(d)
the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least sixty-five percent (65%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. A Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participant in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors).

2.8.    “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.9.    “Committee” means the Compensation Committee of the Board.

2.10.    “Company” means Steelcase Inc., a Michigan corporation, including any and all Subsidiaries and Affiliates, and any successor thereto as provided in Article 21 herein.

2.11.    “Competition” means directly or indirectly engaging in competition with the Company or any subdivision, Subsidiary, or Affiliate of the Company (collectively, the “Company”) at any time during employment with the Company or during the three (3) year period following termination of employment with the Company, without prior approval of the Administrative Committee. A Plan Participant engages in competition if that person participates directly or indirectly in the manufacture, design or distribution of any products of the same type as those of the Company, including, but not limited to, office furniture, office systems or architectural products, or the providing of any related services, for or on behalf of any person or entity other than the Company and its authorized dealers, at any location within or without the United States of America. It is intended that this definition shall be enforced to the fullest extent permitted by law. If any part of this definition shall be construed to be invalid or unenforceable, in whole or in part, then such definition shall be construed in a manner so as to permit its enforceability to the fullest extent permitted by law.

2.12.    “Director” means any individual who is a member of the Board of Directors of the Company or any Subsidiary or Affiliate; provided, however, that any Director who is employed by the Company or any Subsidiary or Affiliate shall be considered an Employee under the Plan and shall not be considered a Director.

2.13.    “Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.

2.14.    “Employee” means any employee of the Company or its Subsidiaries or Affiliates. Directors who are employed by the Company shall be considered Employees under this Plan.

2.15.    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.16.    “Fair Market Value” shall be determined on the basis of the opening sale price on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported; if the security is not listed for trading on a national securities exchange, the fair market value of a security as determined in good faith by the Board.

2.17.    “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7 herein.

2.18.    “Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.
2.19.    “Insider” shall mean an individual who is, on the relevant date, an officer, Director or more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.20.    “IPO Date” means the first day on which Shares are publicly traded on the New York Stock Exchange.

2.21.    “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

2.22.    “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

2.23.    “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.24.    “Participant” means an Employee, Director, or other individual designated by the Board who has been selected to receive an Award or who has an outstanding Award granted under the Plan.

2.25.    “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

2.26.    “Performance Share” means an Award granted to a Participant, as described in Article 9 herein.

2.27.    “Performance Unit” means an Award granted to a Participant, as described in Article 9 herein.

2.28.    “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Board, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

2.29.    “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.30.    “Phantom Shares” means an Award granted to a Participant pursuant to Article 10 herein.

2.31.    “Restricted Stock” means an Award granted to a Participant pursuant to Article 8 herein.

2.32.    “Share-Based Award” means an Award granted to a Participant pursuant to Article 11 herein.

2.33.    “Shares” means the shares of Class A Common Stock of the Company.

2.34.    “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

2.35.    “Sub-Committee” means any committee appointed by the Board to administer Awards to Employees (including the Committee), as specified in Article 3 herein. Any such committee shall be comprised entirely of Directors who are considered “outside directors” under Section 162(m) of the Code.

2.36.    “Subsidiary” means any corporation, partnership, joint venture, or other entity in which the Company has a fifty percent (50%) or greater voting interest.

2.37.    “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

2.38.    “Transaction” shall have the meaning ascribed to it in Section 17.1.

Article 3.    Administration

3.1.    General.  The Plan shall be administered by the Board, or (subject to the following) by any committee appointed by the Board. The members of the Committee and the Sub-Committee shall be appointed from time to time by, and shall serve at the discretion of, the

Board of Directors. The Board may delegate to the Committee and the Sub-Committee any or all of the administration of the Plan; provided, however, that the administration of the Plan with respect to Awards granted to Directors may not be so delegated. To the extent that the Board has delegated to the Committee and or the Sub-Committee any authority and responsibility under the Plan, all applicable references to the Board in the Plan shall be to the Committee or the Sub-Committee, respectively. The Committee and the Sub-Committee shall each have the authority to delegate administrative duties to Employees, officers or Directors of the Company.

3.2.    Authority of the Board.  Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Employees and Directors and other individuals who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Article 18 herein) amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Board shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law (and subject to Section 3.1 herein), the Board may delegate its authority as identified herein.

3.3.    Decisions Binding.  All determinations and decisions made by the Board pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries.

Article 4.    Shares Subject to the Plan and Maximum Awards

4.1.    Number of Shares Available for Grants.  Subject to adjustment as provided in Article 17 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be 14,284,727 Shares; no more than 2,000,000 of which may be granted in the form of Restricted Shares. Shares available under the Plan shall be now or hereafter issued or authorized but unissued. In addition, subject to obtaining the stockholder approval of the Plan at the 2002 Meeting, an additional 6,715,273 of Shares shall be reserved for issuance under the Plan; no more than 1,000,000 of which may be granted in the form of Restricted Shares. The Board shall determine the appropriate methodology for calculating the number of shares issued in pursuance of the Plan. Unless and until the Board determines that an Award shall not qualify for the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan:

(a)
Stock Options:  The maximum aggregate number of Shares that may be granted in the form of Stock Options, pursuant to any Award granted in any one fiscal year to any one single Participant shall be five hundred thousand (500,000).

(b)
SARs:  The maximum aggregate number of Shares that may be granted in the form of Stock Appreciation Rights, pursuant to any Award granted in any one fiscal year to any one single Participant shall be five hundred thousand (500,000).

(c)	Restricted Stock: The maximum aggregate grant with respect to Awards of Restricted Stock granted in any one fiscal year to any one Participant shall be two hundred thousand (200,000).

(d)
Performance Shares/Performance Units and Cash-Based Awards: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Cash-Based Awards or Awards of Performance Shares or Performance Units granted in any one fiscal year to any one Participant shall be equal to the value of two hundred fifty thousand (250,000) Shares.

(e)
Phantom Shares: The maximum aggregate payout (determine at the end of the applicable Performance Period) with respect to Phantom Shares granted in any one fiscal year to any one Participant shall be equal to the value of two hundred fifty thousand (250,000) Shares.

(f)
Other Share-Based Awards: The maximum aggregate number of Shares that may be granted in the form of Other Share-Based Awards, pursuant to any Award granted in any one fiscal year to an one single Participant shall be two hundred thousand (200,000).

Article 5.    Eligibility and Participation

5.1.    Eligibility.  Persons eligible to participate in this Plan include all Employees, Directors, and other individuals designated by the Board.

5.2.    Actual Participation.  Subject to the provisions of the Plan, the Board may, from time to time, select from all eligible Employees, Directors, and other individuals designated by the Board, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article 6.    Stock Options

6.1.    Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board, provided, however, (i) that no Director shall be granted any ISO and (ii) that any Option designed to qualify for the Performance-Based Exception shall be granted only by the Sub-Committee.

6.2.    Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, termination and transferability rights, and such other provisions as the Board shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

6.3.    Option Price.  The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

6.4.    Duration of Options.  Each Option granted to a Participant shall expire at such time as the Board shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5.    Exercise of Options.  Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6.    Payment.  Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b).

The Board also may allow cashless exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Board determines to be consistent with the Plan’s purpose and applicable law.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

6.7.    Restrictions on Share Transferability.  The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

Article 7.    Stock Appreciation Rights

7.1.    Grant of SARs.  Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Board. The Board may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

The Board shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

7.2.    Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.3.    Exercise of Freestanding SARs.  Freestanding SARs may be exercised upon whatever terms and conditions the Board, in its sole discretion, imposes upon them.

7.4.    SAR Agreement.  Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Board shall determine.

7.5.    Term of SARs.  The term of an SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

7.6.    Payment of SAR Amount.  Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

(b)	The number of Shares with respect to which the SAR is exercised.

At the discretion of the Board, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The Board’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

Article 8. Restricted Stock

8.1.    Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Board, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Board shall determine.

8.2.    Restricted Stock Agreement.  Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Board shall determine.

8.3.    Other Restrictions.  Subject to Article 12 herein, the Board shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.

The Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

8.4.    Voting Rights.  Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

8.5.    Dividends and Other Distributions.  During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the Shares while they are so held. The Board may apply any restrictions to the dividends that the Board deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares is intended to comply with the requirements of the Performance-Based Exception, the Board may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, including, without limitation, that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

Article 9.    Performance Units, Performance Shares, and Cash-Based Awards

9.1.    Grant of Performance Units/Shares and Cash-Based Awards.  Subject to the terms of the Plan, Performance Units, Performance Shares and/or Cash-Based Awards may be granted at any time or from time to time, as shall be determined by the Board, provided, however, that Performance Units, Performance Shares and/or Cash-Based Awards designed to qualify for the Performance-Based Exception shall be granted only by the Sub-Committee.

9.2.    Value of Performance Units/Shares and Cash-Based Awards.  Each Performance Unit shall have an initial value that is established by the Board at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. Each Cash-Based Award shall have a value as may be determined by the Board. The Board shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares and Cash-Based Award that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a “Performance Period.” The performance goals with respect to Awards designed to qualify for the Performance-Based Exception shall be established in writing by the Sub-Committee prior to the earlier of (i) ninety (90) days after the commencement of the Performance Period or (ii) the date on which twenty-five percent (25%) of the Performance Period will elapse, provided that, in either case, achievement of the performance goals is substantially uncertain on such date.

9.3.    Earning of Performance Units/Shares and Cash-Based Awards.  Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares and Cash-Based Awards shall be entitled to receive payout on the number and value of Performance Units/Shares and of Cash-Based Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4.    Form and Timing of Payment of Performance Units/Shares and Cash-Based Awards.  Payment of earned Performance Units/Shares and Cash-Based Awards shall be made in lump-sum payments at such time or times designated by the Board following the close of the applicable Performance Period. Subject to the terms of this Plan, the Board, in its sole discretion, may pay earned Performance Units/Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares and Cash-Based Awards at the close of the applicable Performance Period plus or minus any investment return from the close of the Performance Period to the date of payment as determined by the Board in its discretion provided, however, that payment shall not be made with respect to Awards designed to qualify for the Performance-Based Exception prior to the Sub-Committee’s certification, in writing, that the performance goals relating to such Awards have been satisfied. Such Shares may be granted subject to any restrictions deemed appropriate by the Board. The determination of the Board with respect to the form and timing of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

At the discretion of the Board, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.5 herein). In addition, Participants may, at the discretion of the Board, be entitled to exercise their voting rights with respect to such Shares.

Article 10.    Phantom Shares

10.1.    Grant of Phantom Shares.  Subject to the terms of the Plan, Phantom Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Board.

10.2.    Value of Phantom Shares.  Each Phantom Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Board shall establish the terms and conditions of such Award, including any vesting provisions.

10.3.    Earning of Phantom Shares.  Subject to the terms of this Plan, the holder of any vested Phantom Shares shall be entitled to receive payout on the number and value of Phantom Shares earned by the Participant over the Performance Period, to be determined by the extent to which the corresponding performance goals have been achieved.

10.4.    Form and Timing of Payment of Phantom Shares.  Payment of earned Phantom Shares shall be made in a single lump sum at such time as designated by the Board. Subject to the terms of this Plan, the Board, in its sole discretion, may pay earned Phantom Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Phantom Shares at such time as designated by the Board. Such Shares may be granted subject to any restrictions deemed appropriate by the Board. The determination of the Board with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

At the discretion of the Board, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Phantom Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.5 herein).

Article 11.    Other Share-Based Awards

Subject to the terms of the Plan, the Board may grant other Share-Based Awards under this Plan, including without limitation, those Awards pursuant to which Shares are acquired or may in the future be acquired. The Board, in its sole discretion, shall determine the terms and conditions of such other Share-Based Awards.

Article 12.    Performance Measures

Unless and until the Board proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 12, the attainment of which may determine the degree of payout and/or vesting with respect to Awards which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among:

(a)	Earnings per share;

(b)	Net income (before or after taxes);

(c)	Return measures (including, but not limited to, return on assets, equity, or sales);

(d)	Cash flow return on investments which equals net cash flows divided by owners equity;

(e)	Earnings before or after taxes;

(f)	Gross revenues;

(g)	Share price (including, but no limited to, growth measures and total shareholder return); and

(h)	Economic value added.

The Board (or the Sub-Committee with respect to Awards designed to qualify for the Performance-Based Exception) shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, may not be adjusted upward (the Sub-Committee shall retain the discretion to adjust such Awards downward). Nevertheless, the Board (or the Sub-Committee with respect to Awards designed to qualify for the Performance-Based Exception) shall have the authority to make appropriate adjustments in the performance goals under an Award to reflect the impact of the following extraordinary items not reflected in such goals: (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30, and (6) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto. The Board (or the Sub-Committee with respect to Awards designed to qualify for the Performance-Based Exception) shall have full authority and discretion to, from time to time, as the Board deems necessary or appropriate, modify the accounting principles and components applied in the determination of the degree of attainment of the preestablished performance goals with respect to all Awards.

In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Board determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Board may make such grants without satisfying the requirements of Code Section 162(m).

Article 13.    Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 14.    Deferrals

The Board may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Board shall, in its sole discretion, establish rules and procedures for such payment deferrals.

Article 15.    Rights of Employees/Directors

15.1.    Employment.  Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

15.2.    Participation.  No Employee or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

15.3.    Termination of Employment/Directorship/Relationship.  Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise and/or receive payment for any Award following termination of the Participant’s employment or directorship with the Company, or termination of relationship with the Company. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Participant, need not be uniform among Awards and may reflect distinctions based on the reasons for termination.

15.4.    Competition.  In the event the Participant engages in any Competition with the Company, the Participant immediately and permanently forfeits the right to exercise and/or receive payment for any Award, whether or not vested. The Participant must return to the Company the Participant’s gain resulting from options exercised at any time within the twelve-month period preceding the date the Participant became engaged in competition with the Company.

15.5.    Nontransferability.  Except as otherwise provided in a Participant’s Award Agreement, Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

Article 16.    Change in Control

16.1.    Treatment of Outstanding Awards.  Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

(a)	Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

(b)	Any restriction periods and restrictions imposed on Restricted Shares which are not performance-based shall lapse;

(c)
The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, Performance Units, Performance Shares, and Cash-Based Awards and Share-Based Awards shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out to Participants within thirty (30) days following the effective date of the Change in Control a pro rata number of shares based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the Performance Period which has elapsed prior to the Change in Control. Awards denominated in cash shall be paid pro rata to participants in cash within thirty (30) days following the effective date of the Change in Control, with the proration determined as a function of the length of time within the Performance Period which has elapsed prior to the Change in Control, and based on an assumed achievement of all relevant targeted performance goals.

16.2.    Termination, Amendment, and Modifications of Change in Control Provisions.  Notwithstanding any other provision of this Plan (but subject to the limitations of Section 18.3 hereof) or any Award Agreement provision, the provisions of this Article 16 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant’s outstanding Awards; provided, however, the Board may terminate, amend, or modify this Article 16 at any time and from time to time prior to the date of a Change in Control.

Article 17.    Change in Capitalization

17.1.    Adjustments in Authorized Shares.  In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4.1 as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

Article 18.    Amendment, Modification, and Termination

18.1.    Amendment, Modification, and Termination.  Subject to Section 18.3 and 18.4, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part, provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable tax or regulatory requirements. Prior to such approval, Awards may be made under the Plan expressly subject to such approval.

18.2.    Adjustment of Awards.  The Board (or its delegate) may make adjustments in the terms and conditions of, and the criteria included in, any Award in any situation it deems appropriate, as long as the adjustment of such Award does not adversely affect the holder; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan’s meeting the requirements of Section 162(m) of the Code.

18.3.    Awards Previously Granted.  Notwithstanding any other provision of the Plan to the contrary (but subject to Article 17 and 16.2 hereof), no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

18.4.    Compliance with Code Section 162(m).  At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Board determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Board may, subject to this Article 18, make any adjustments it deems appropriate.

Article 19.    Withholding

19.1.    Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

19.2.    Share Withholding.  With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Board, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Board, in its sole discretion, deems appropriate.

Article 20.    Indemnification

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 21.    Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 22.    Legal Construction

22.1.    Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

22.2.    Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

22.3.    Requirements of Law.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

22.4.    Securities Law Compliance.  With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b–3 or its successors under the 1934 Act. To the extent any provision of the plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

22.5.    Governing Law.  To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Michigan.

Article 23.    Execution

IN WITNESS WHEREOF, Steelcase Inc. has caused this Plan, captioned “Steelcase Inc. Incentive Compensation Plan,” as amended and restated effective as of March 1, 2002, to be executed by its duly authorized officer this 10th day of March, 2002.

STEELCASE INC.

By: /s/ Nancy W. Hickey
Its: Sr. Vice President, Global Strategic Resources
and Chief Administrative Officer

RULES OF THE UK SUB-PLAN OF THE
STEELCASE INC. INCENTIVE COMPENSATION PLAN

AMENDED UK SUB-PLAN SUBJECT TO APPROVAL BY
THE UK INLAND REVENUE
PREVIOUS APPROVAL: 17 August 2001 REF:21921/PJP
UK SUB-PLAN TERMINATES ON 2 DECEMBER 2007

1.    Adoption of the UK Sub-Plan

1.1.    Steelcase Inc., a Michigan Corporation, (“the Company”), has established this UK Sub-Plan (“the UK Sub-Plan”) of the Steelcase Inc. Incentive Compensation Plan (“the Plan”) for the purpose of granting rights to acquire Shares of the Company to employees of it and its Subsidiaries.

1.2.    The UK Sub-Plan is intended to qualify as an approved share option plan under Schedule 9 to the Income and Corporation Taxes Act 1988 (“the Taxes Act”). References to Schedule 9 are to Schedule 9 to the Taxes Act.

1.3.    The Plan attached as Appendix A to these Rules shall apply to the UK Sub-Plan subject to the additional restrictions and amendments specified below.

1.4.    References in these Rules to Articles are to Articles of the Plan.

2.    Article 1.  Duration of the Plan

2.1.    For the purposes of the UK Sub-Plan, Article 1.3 shall be amended by the addition at the end of that Article 1.3 of the following words:

“provided that no Options shall be granted under the UK Sub-Plan until it has received formal approval of the UK Inland Revenue.”

3.    Article 2.  Definitions

3.1.    The following definitions set out in Article 2 of the Plan shall be varied as follows for the purposes of the UK Sub-Plan:

3.1.1.    “Award” means the grant of an Option pursuant to an Award Agreement.

3.1.2.    “Award Agreement” means a written agreement entered into by the Company and each Participant setting forth the terms and conditions applicable to Awards granted pursuant to the UK Sub-Plan, the initial form of which has been approved by the Inland Revenue.

3.1.3.    “Company” means Steelcase Inc., a Michigan corporation, including any and all Subsidiaries and any successor thereto as provided in Article 21 herein.

3.1.4.    “Employee” means any full-time Director of the Company (being a director required to work at least 25 hours or more per week; excluding meal breaks) or any employee of the Company.

3.1.5.    “Fair Market Value” means, as at any date, the value of a Share of common stock, determined as follows:

(i) the opening sale price of the Shares as traded on the New York Stock Exchange, or if there is no trading for that date, the opening sale price of the Shares on the previous date on which the Shares were traded on the New York Stock Exchange; or

(ii) if the Shares are not listed as in (i) above the fair market value shall be determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance for the purposes of the UK Sub-Plan with the Inland Revenue’s Share Valuation Division.

3.1.6.    “Option” means a Non Qualified Stock Option, as described in Article 6.

3.1.7.    “Participant” means an Employee designated by the Board who has been selected to receive an Award or who has an outstanding Award granted under the UK Sub-Plan.

3.1.8.    “Shares” means the shares of Class A Common Stock of the Company which satisfy the conditions specified in paragraphs 10-14 of Schedule 9.

3.2.    The following definitions shall be deleted from Article 2 of the Plan and all references thereto throughout the Plan in respect of Options granted under the UK Sub-Plan:

3.2.1.    “Cash-Based Award”

3.2.2.    “Covered Employee”

3.2.3.    “Freestanding SAR”

3.2.4.    “Incentive Stock Option” or “ISO”

3.2.5.    “Performance-Based-Exception”

3.2.6.    “Performance Share”

3.2.7.    “Performance Unit”

3.2.8.    “Period of Restriction”

3.2.9.    “Phantom Shares”

3.2.10.    “Restricted Stock”

3.2.11.    “Share Based Award”

3.2.12.    “Stock Appreciation Right” or “SAR”

3.2.13.    “Tandem SAR”

4.    Article 3.  Administration

4.1.    For the purposes of the UK Sub-Plan Article 3.2 shall be amended by:

(a)    deleting the following words from the third line “and Directors and other individuals”;

(b)    the addition of the following paragraphs at the end of that Article:

“Notwithstanding the discretion of the Committee any determination of the Committee involving the imposition of performance conditions in relation to Options shall be subject to the requirement that such performance conditions:

(i)	must be objective and set at the date of grant of Options; and

(ii)
cannot be waived or amended unless events occur which cause the Committee to consider that the performance conditions will not achieve their original purpose (in which case the Committee may make such alterations or additions to those performance conditions as it considers fair and reasonable provided that the amended performance conditions are no more difficult to meet than those originally imposed).

5.    Article 4.1.  Number of Shares Available for Grants

5.1.    For the purposes of the UK Sub-Plan, the first paragraph of Article 4.1 of the Plan as amended shall be deleted and replaced by:

“4.1.    Number of shares available for grants.  Subject to adjustment as provided in Article 4.2 herein, the number of the Shares hereby reserved for issuance to Participants under the Plan shall be fourteen million, two hundred eighty-four thousand, seven hundred twenty-seven (14,284,727) Shares. In addition, subject to obtaining the stockholder approval of the Plan at the 2002 Meeting, an additional 6,715,273 of Shares shall be reserved for issuance under the Plan. Shares available under the Plan shall be now or hereafter issued or authorised but unissued. The Board shall determine the appropriate methodology for calculating the number of Shares issued in pursuance of the Plan. The maximum aggregate number of Shares that may be granted pursuant to an Award to any one single Participant is contained in Rule 7.1.”

6.    Article 5.  Eligibility and Participation

6.1.    For the purposes of the UK Sub-Plan, the words “Directors, and other individuals designated by the Board,” in Articles 5.1 and 5.2 shall be deleted.

6.2.    The following shall be added to Article 5.1 for the purposes of the UK Sub-Plan:

“In no event shall an Option under the UK Sub-Plan be granted or exercised by any person who is precluded by paragraph 8 of Schedule 9 from participating in a UK Inland Revenue approved share option plan.”

6.3.    For the purposes of the UK Sub-Plan, the following shall be added to Article 5.2:

“provided that for the purposes of the UK Sub-Plan no Award shall be made otherwise than to eligible Employees.”

7.    Article 6.  Stock Options

7.1.    For the purposes of the UK Sub-Plan, Article 6.1 shall be deleted and replaced by:

“6.1    Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Participants in such manner, and upon such terms, and at any time and from time to time as shall be determined by the Board. Options granted under the UK Sub-Plan shall be limited and take effect so that following any grant, no Employee will hold Options granted under the UK Sub-Plan or any other UK Inland Revenue approved share option plan (not being a UK Inland Revenue approved savings related share option plan) operated by the Company or any associated company (as defined in Section 416 of the Taxes Act) over Shares with an aggregate Fair Market Value in excess of £30,000, or such other limit as may apply from time to time under paragraph 28 of Schedule 9, determined on the basis of the Fair Market Value of Shares as at the date(s) of grant of the relevant Options and the market value at the date(s) of grant of options granted under the rules of any other UK Inland Revenue discretionary approved share option plans, converted from US Dollars into Pounds Sterling at the rate of exchange determined by the Committee in accordance with the exchange rates published in the Wall Street Journal applicable as at the date(s) of grant.”

7.2.    The final sentence in Article 6.2 shall be deleted for the purposes of the UK Sub-Plan.

7.3.    For the purposes of the UK Sub-Plan, the following language shall be added to the end of Article 6.5:

“Any such restrictions or conditions shall be determined at the date of grant and will be subject to the provisions contained in Rule 4.1.”

7.4.    For the purposes of the UK Sub-Plan, the Option Price may only be paid in cash; the second paragraph of Article 6.6. shall be deleted and replaced with the following paragraph:

“The Option Price upon exercise of any Option shall be payable to the Company in full in cash or its equivalent.”

7.5.    For the purposes of the UK Sub-Plan, the following words shall be added to the third paragraph of Article 6.6:

“For the purposes of the UK Sub-Plan the cashless exercise programme shall be subject to the Board of the Inland Revenue’s guidelines.”

7.6.    Under the UK Sub-Plan Shares must be transferred to Participants within 30 days after the date of exercise, the following paragraph shall be added at the end of Article 6.6:

“Subject to any governing rules or regulations, the Company shall issue or procure the transfer to the Participants the number of Shares in respect for which the Option has been validly exercised, within 30 days after the date of exercise. Save for any rights determined by reference to a date on or before the date of issuance, any Shares which are issued shall rank pari passu and as one class with the other issued shares of the same class.”

7.7.    Article 6.7 shall be amended for the purposes of the UK Sub-Plan by deleting the following words from the third line of that Article, “advisable, including, without limitation,” and replacing them with the words “necessary to comply with”.

8.    Articles:  7, 8, 9, 10, 11, 12 and 14

Article 7. Stock Appreciation Rights
Article 8. Restricted Stock
Article 9. Performance Units, Performance Shares, and Cash-Based Awards
Article 10. Phantom Shares
Article 11. Other Share-Based Awards
Article 12. Performance Measures
Article 14. Deferrals

shall not apply for the purposes of the UK Sub-Plan.

9.    Article 15.  Rights of Employees/Directors

9.1.    For the purposes of the UK Sub-Plan, the following words shall be added to the end of Article 15.2:

“Notwithstanding any provision of any other Rules, the rights and obligations of any individual under the terms of his office or employment with the Company or Subsidiary shall not be affected by his participation in the UK Sub-Plan or any right which he may have to participate therein. An individual who is granted any Options pursuant to this UK Sub-Plan shall have no rights to compensation or damages in consequence of the termination of his office or employment with the Company or Subsidiary for any reason whatsoever, whether or not in breach of contract, insofar as those rights arise or may arise from his ceasing to have rights under or be entitled to exercise any Options under this UK Sub-Plan as a result of such termination or from the loss or diminution in value of such rights or entitlements. If an individual did acquire any such rights, he would be deemed to have waived them irrevocably.”

9.2.    For the purposes of the UK Sub-Plan, the new Article 15.4 (inserted pursuant to an amendment effective from October 1, 2000) the first sentence shall be amended by the addition of the following words after the first sentence:

“All outstanding Awards shall immediately lapse.”

9.3.    For the purposes of the UK Sub-Plan, Article 15.5 (which use to be Article 15.4 prior to the amendment effective from October 1, 2000) the first sentence shall be amended by the deletion of the words “Except as otherwise provided in a Particpant’s Award Agreement” and the words “other than by will or by the laws of decent and distribution”.

10.    Article 16.  Change of Control

10.1.    For the purposes of the UK Sub-Plan, Article 16.1(b) and (c) shall be deleted and replaced by:

(b)    In the event of any company (“the Successor Entity”) obtaining Control (Control for these purposes shall be defined in accordance with Section 840 of the Taxes Act) of the Company as a result of making a general offer:

(i)	to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

(ii)	to acquire all the shares in the Company which are of the same class as the Shares subject to subsisting Options granted under the UK Sub-Plan (“the Old Option”);

the holder of Options under the UK Sub-Plan (or the Company on behalf of such holder) may seek the agreement of the Successor Entity and, if such agreement is obtained, the holder may release the Old Option in consideration of the grant of a new option (“the New Option”) which satisfies the following conditions:

(1)	it is over shares in the Successor Entity or in a company which has Control over the Successor Entity which satisfies the conditions specified in paragraphs 10 to 14 (inclusive) of Schedule 9;

(2)
it is a right to acquire such number of shares as has on acquisition of the New Option an aggregate market value equal to the aggregate Fair Market Value of the shares subject to the Old Option on its disposal;

(3)	it has a purchase price per share such that the aggregate price payable on complete exercise equals the aggregate price which would have been payable on complete exercise of the Old Option; and

(4)	it is otherwise identical in terms to the Old Option.

The New Option shall, for all other purposes of the UK Sub-Plan, be treated as having been acquired at the same time as the Old Option, which is released in consideration for the grant of the New Option.

Where any New Option is granted pursuant to this Article 16.1 (b), the provisions of the UK Sub-Plan shall, in relation to the New Option, be construed as if references to the Company and the Shares were references to the Successor Entity or, as the case may be, to the other company to whose shares the New Option relates and to the shares in the Successor Entity or that other company.

The release of the Old Option and the grant of a New Option under Article 16.1 (b) must take place within the period of six months (“the Appropriate Period”) beginning with the time when Control of the Company has been obtained and any conditions in connection with the Change of Control are satisfied.

11.    Article 17.  Change in Capitalization

11.1.    Article 17.1 shall be deleted and replaced by the following language:

“Any adjustments to be made pursuant to Article 17.1 in relation to Options granted under the UK Sub-Plan must arise from a change in the Shares which falls within the meaning of paragraph 29 of Schedule 9 and no adjustments shall take effect until approved by the Board of the Inland Revenue.”

12.    Article 18.  Amendment, Modification, and Termination

12.1.    For the purposes of the UK Sub-Plan, the following words shall be added to the end of Article 18.1:

“Any amendments or alteration to the UK Sub-Plan, or to the Plan insofar as they affect the UK Sub-Plan which are made pursuant to Articles 3.2, 16.2, and 18.1, shall not take effect in relation to the UK Sub-Plan until they have been approved by the Board of the Inland Revenue.”

12.2.  For the purposes of the UK Sub-Plan, Article 18.2 shall be deleted in its entirety.

13.    Article 19.2.  Share Withholding

13.1.    For the purposes of the UK Sub-Plan, the words “As a condition of exercise” shall be added to the beginning of Article 19.1 and the words “the Particpant’s liability to” shall be added to line 2 of Article 19.1 between the words “amount sufficent to satisfy” and the words “Federal, state, and local taxes”.

13.2.    For the purposes of the UK Sub-Plan, the following words shall be deleted from the second line of Article 19.2:

“or SAR’s, upon the lapse of restrictions on Restricted Stock,”

STEELCASE INC.
STOCK OPTION PLAN FOR EMPLOYEES IN FRANCE

1.    Introduction.  The Board of Directors of Steelcase Inc. (the “Company”) has established the Stock Option Plan (the “U.S. Plan”) for the benefit of certain employees of the Company, its parent and subsidiary companies, including its French subsidiary/ies, (the “Subsidiary”) of which the Company holds directly or indirectly at least 50% of the share capital. Section 3.2 of the U.S. Plan specifically authorizes the Board (or Committee) (the “ Board”) to adopt procedures and forms relating to the U.S. Plan as it deems advisable with respect to foreign participants. The Board, therefore, intends to establish a sub-plan for France of the U.S. Plan for the purpose of granting Options which qualify for the favorable tax and social security treatment in France applicable to Options granted under Sections L 225-177 to L 225-186 of the French Commercial Code as amended to qualifying employees who are resident in France for French tax purposes (the “Optionees”). The terms of the U.S. Plan, as subsequently amended and as set out in Appendix 1 hereto, shall, subject to the modifications in the following rules, constitute the Stock Option Plan for Employees in France (the “French Plan”).

Under the French Plan, the Optionees will be granted only Options as defined under Section 2 hereunder. In no case will grants under the French Plan include any other substitute awards, e.g. stock appreciation rights, restricted stocks, performance shares or/and other awards.

2.    Definitions.  Capitalized terms used but not defined in the French Plan shall have the same meanings as set forth in the U.S. Plan.

In addition, the term “Option” shall have the following meaning:

A.	Purchase Options, that are rights to acquire Common Stock repurchased by the Company prior to the vesting of said Options; or

B.	Subscription Options, that are rights to subscribe newly issued Common Stock.

Notwithstanding any provisions in the U.S. Plan, the term “Grant Date” shall be the date on which the board both (a) designates the Optionee and (b) specifies the terms and conditions of the Option including the number of shares and the Option Price.

The term “Vesting Date” shall mean the date on which an Optionee’s right to all or a portion of an option granted under the French Plan becomes non-forfeitable. The Vesting Date or Vesting Schedule shall be noted on the Stock Option Agreement entered into with each optionee.

The term “Exercise Date” shall mean the date on which a portion of Optionee’s Option becomes exercisable. The Exercise Date shall be the fourth anniversary of the Grant Date, unless determined by the Compensation Committee or the Committee entitled to modify the terms of the grant.

3.    Entitlement to Participate.   Any individual who at the date of grant of the Option under the French Plan is either bound to the Subsidiary by a contract of employment (“contrat de travail”) or who is a corporate officers of the Subsidiary, shall be eligible to receive Options under the French Plan provided that he or she also satisfies the eligibility conditions of section 5 of the U.S. Plan. Options may not be issued under the French Plan to employees or officers owning more than ten percent (10%) of the Company’s share capital or to individuals other than employees and corporate officers of the Subsidiary. Options may not be issued to directors of the Subsidiary, other than managing directors (Président du Conseil d’Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de sociétés par actions), unless they are bound to the Subsidiary by a contract of employment.

4.    Conditions and Exercise of the Option.  Notwithstanding any provision in the U.S. Plan to the contrary, the conditions of the U.S. Plan, of the French Plan and of any Options granted thereunder (and as determined in the respective Stock Option Agreement) shall not be modified after the grant date, unless authorized by French law and subject to the prior written consent of the Optionee, and except in the cases enumerated under Article 7 below.

As such and subject to the above provision, an Administrative Committee duly authorized by the Board or the Compensation Committee may alter certain conditions of the options.

Notwithstanding any provision in the U.S. plan to the contrary and following the following the date of admission of the Common Stock of the Company to trading on a regulated securities market, no option may be granted to optionees in France during specific closed periods as set forth by section L. 225-177 of the French commercial code as amended.

4.1.    Vesting and Exercisability.  The Options will vest and be exercisable pursuant to the terms and conditions set forth in the U.S. Plan, the French Plan and under the respective Stock Option Agreement entered into with each Optionee.

The Vesting and exercisability of Options may be accelerated in accordance with the provisions of Section 16 of the U.S. Plan. In this case, the shares acquired upon exercise of a Stock Option, can not be sold before the expiration of a period of 3 years as from the date of exercise if necessary to comply with the four year holding period.

Specific provisions apply in the event of termination of employment/service and death as provided in Articles 6 and 8 below and as provided in the Stock Option Agreement entered into with each Optionee.

The exercise of the Options may be accelerated in order to combine the specific regime applicable to French Plan d’Epargne d’Entreprise (French “employee saving plan”) and the favorable tax and social security regime applicable to stock options, for French tax resident Optionees, provided in any case that the relevant holding period set forth by section 163 bis C of the French tax code is met.

4.2.    Option Price.  The Option price payable pursuant to Options issued hereunder shall be fixed by the Board on the date the Option is granted, but in no event shall the Option price per share be less than the greater of:

A.
with respect to Purchase Options over Common Stock, the higher of either 80% of the average opening price of such Common Stock during the 20 days of quotation immediately preceding the Grant Date or 80% of the average purchase price paid for such Common Stock by the Company;

B.	with respect to Subscription Options over the Common Stock, 80% of the average opening price of such Common Stock during the 20 days of quotation immediately preceding the Grant Date; and

C.	the minimum Option price permitted under the U.S. Plan.

4.3.    Payment of the Option Price.  Notwithstanding any provisions in the U.S. Plan to the contrary, upon exercise of an Option, the full Option Price will be paid either in cash, by check or by credit transfer, exclusive of any other method of payment. Under a cashless exercise program, the Optionee may give irrevocable instructions to a stockbroker to properly deliver the Option price to the Company. Notwithstanding any provisions in the U.S. Plan to the contrary, no delivery of prior owned shares having a fair market value on the date of delivery equal to the aggregate exercise price of the shares may be used as consideration for exercising the Options.

Furthermore, notwithstanding any provisions in the U.S. Plan to the contrary, shares owed to the Optionee upon exercise may not be withheld in order to meet the tax and/or social security contributions which might be due at the time of exercise or sale of the underlying Shares. However, upon sale of the underlying shares, the Company and/or the Subsidiary shall have the right to withhold, or request any third party to withhold, from the proceeds to be paid to the Optionee the sums corresponding to any social security contributions due at exercise or sale by the Optionee. If such amounts are due and are not withheld, the Optionee agrees to submit the amount due to the Subsidiary by means of check, cash or credit transfer.

The Shares acquired upon exercise of an Option will be recorded in an account in the name of the shareholder with a broker or in such other manner as the Company may otherwise determine in order to ensure compliance with applicable law.

5.    Non-transferability of Options.  Notwithstanding any provision in the U.S. Plan to the contrary and except in the case of death, Options cannot be transferred to any third party. In addition, the Options are only exercisable by the Optionee during the lifetime of the Optionee.

6.    Termination of Employment/Service.  If a termination of eligibility status is due to death, the Options shall be exercisable as set forth by Article 8 below.

In case of termination of eligibility status for other reasons than death, specific provisions regarding the exercise of the options by the Optionee are provided for in the Stock Option Agreement entered into with each Optionee.

7.    Changes In Capitalization.  Notwithstanding any provisions of the U.S. Plan to the contrary, adjustments to the Option Price and/or the number of Shares subject to an Option issued hereunder shall be made to preclude the dilution or enlargement of benefits under the Option only in the event of one or more of the transactions listed below by the Company. Furthermore, even upon occurrence of one or more of the transactions listed below, no adjustment to the kind of shares to be granted shall be made (i.e., only shares of Common Stock shall be granted to Optionees). The transactions are as follows:

A.	an issuance of new shares for cash consideration reserved to the Company’s existing shareholders;

B.	an issuance of convertible or exchangeable bonds reserved to the Company’s existing shareholders;

C.	a capitalization of retained earnings, profits, or issuance premiums;

D.	a distribution of reserves by payment in cash or shares;

E.	a cancellation of shares in order to absorb losses; and

F.	the repurchase of its own shares by a listed company at a price higher than the stock quotation price in the open market.

8.    Death.  In the event of the death of an Optionee, the Options shall become immediately vested and exercisable. The Optionee’s heirs may exercise the Option within six months following the death, even if the Option that was held by the deceased Optionee expires during this 6 month- period, but any Option which remains unexercised shall expire six months following the date of the Optionee’s death.

9.    Interpretation.  In the event of any conflict between the provisions of the present French Plan and the U.S. Plan, the provisions of the French Plan shall control for any grants made thereunder to Optionees.

10.    Employment Rights.  The adoption of this sub-plan shall not confer upon the Optionees any employment rights and shall not be construed as a part of the Optionee’s employment contracts.

11.    Adoption.  The French Plan is effective as of June 25, 2001.

Steelcase® C/O Proxy Services P.O. Box 9112 Farmingdale, NY 11735
VOTE BY TELEPHONE — 1-800-690-6903
Use a touch-tone telephone to send your voting instructions anytime before 11:59 p.m. Eastern Daylight Time on June 26, 2002. Have your proxy card available when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the prerecorded instructions to record your vote.

VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions anytime before 11:59 p.m. Eastern Daylight Time on June 26, 2002. Have your proxy card available when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below and then follow the voting instructions provided on the web site to record your vote.

VOTE BY MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return to Steelcase Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	STEEL1	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

STEELCASE INC.
The Steelcase Inc. Board of Directors recommends a vote FOR the following actions or proposals. If you sign and return this card without marking, this proxy card will be treated as being voted FOR all of the following nominees for Director and FOR the following two proposals.
To withhold authority to vote for any individual nominee(s), mark the “For All Except” box and write the nominee’s number on the line below.
	For All	Withhold All	For All Except
1. Election of four Directors to serve for the applicable term of their class and until their successors have been duly elected and qualified:	☐	☐	☐

01) Earl D. Holton 03) Peter M. WegeII

02) Michael J. Jandernoa 04) Kate Pew Wolters

Vote On Proposals	For Against Abstain

2. Approval of the Steelcase Inc. Management Incentive Plan, as amended and restated.	☐ ☐ ☐

3. Approval of the Steelcase Inc. Incentive Compensation Plan, as amended and restated.	☐ ☐ ☐

For address changes, please check the box to the right and mark any changes to the address on this card or you can make address changes and access other account information at http:\\gateway.equiserve.com ☐

Please sign exactly as your name appears on this proxy form. If shares are held jointly, all owners should sign. When signing as a trustee, guardian, executor, administrator or attorney, etc., please give your full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Thank you for being a Steelcase Shareholder

Annual Meeting of Shareholders	Your Vote is Important

June 27, 2002 Steelcase Inc. Town Hall 1111 - 44th Street SE Grand Rapids, Michigan 49508 11 a.m. Eastern Daylight Time	Please exercise your right to vote your shares either by telephone, the Internet or by completing and returning this proxy card.

DETACH HERE

PROXY

STEELCASE INC.

901 - 44th Street SE
Grand Rapids, Michigan 49508

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
JUNE 27, 2002

The undersigned appoints Earl D. Holton and James P. Hackett, individually and with full power of substitution and resubstitution, as such shareholder’s proxy, to vote all the outstanding shares of Class A Common Stock and/or Class B Common Stock of STEELCASE INC. held by the undersigned at the annual meeting of shareholders to be held on June 27, 2002 or any adjournment thereof (the “Annual Meeting”).

If shares of Steelcase Inc. Common Stock are issued to, or held for the account of, the undersigned under the Steelcase Inc. 401(k) Retirement Plan (the “Plan”), then the undersigned directs Fifth Third Bank, as Trustee of the Plan, to vote all shares of Steelcase Inc. Common Stock in the undersigned’s name and/or account under the Plan in accordance with the instructions given in this proxy on all matters properly coming before the Annual Meeting, including, but not limited to, the election of Director nominees set forth on the reverse side and the proposals to approve the Steelcase Inc. Management Incentive Plan and the Steelcase Inc. Incentive Compensation Plan.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder(s). If no contrary direction is made, the shares will be voted “FOR” election of all nominees named on this proxy as Directors, “FOR” the approval of the Steelcase Inc. Management Incentive Plan, “FOR” the approval of the Steelcase Inc. Incentive Compensation Plan and, in the discretion of the proxies, upon such other matters that may properly come before the Annual Meeting.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE	SEE REVERSE SIDE